Registration No. 333-81714

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-6


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. ___________

                     Post-Effective Amendment No. _____4_____


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             Amendment No. __________

                        (Check appropriate box or boxes)

         Principal  Life Insurance Company Variable Life Separate Account
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)


                  Principal  Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

          The Principal Financial Group, Des Moines, Iowa              50392
--------------------------------------------------------------------------------
  (Address of Depositor's Principal Executive Offices)               (Zip Code)


Depositor's Telephone Number, including Area Code   (515) 248-3842

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration


                                 Sarah J. Pitts
                     Principal Life Insurance Company
                          The Principal Financial Group
                             Des Moines, Iowa 50392-0300
                     (Name and Address of Agent for Service)
              Telephone Number, Including Area Code: (515) 247-5111

                   Please send copies of all communications to

                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                         Franklin Square, Suite 300 West
                               1300 I Street, N.W.
                            Washington, DC 20005-3306



It is proposed that this filing will become effective (check appropriate box)

        _____  immediately upon filing pursuant to paragraph (b) of Rule 485

        _____  on (date) pursuant to paragraph (b) of Rule 485

        _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485

        _X___  on May 1, 2005 pursuant to paragraph (a)(1) of Rule 485

               If appropriate, check the following box:

        _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                  PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE

                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

     Issued by Principal Life Insurance Company (the "Company") through its

        Principal Life Insurance Company Variable Life Separate Account

                    This prospectus is dated April 29, 2005.


As in the case of other life insurance policies, it may not be in your best interest to buy this Policy as a replacement for, or in addition to, existing insurance coverage. The Policy involves investment risk, including possible loss of principal.


This prospectus provides information that you should know before buying a Policy. It is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.


The Securities and Exchange Commission ("SEC") has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. This prospectus offers a Policy which may not be available in all states and is not an offer to sell or solicitation of an offer to buy the Policy in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

TABLE OF CONTENTS


GLOSSARY................................................................

SUMMARY: BENEFITS AND RISKS .............................................

 Policy Benefits ........................................................

 Death Benefits and Proceeds ............................................

 Premium Payment Flexibility ............................................

 Policy Values ..........................................................

 Adjustment Options .....................................................

 Maturity Proceeds ......................................................

 Policy Risks ...........................................................

 Risks of Poor Investment Performance ...................................

 Policy Termination (Lapse) .............................................

 Limitations on Access to Surrender Value ...............................

 Adverse Tax Consequences ...............................................

 Risks of Underlying Mutual Funds .......................................

SUMMARY: FEE TABLES .....................................................

CORPORATE ORGANIZATION AND OPERATION ....................................

 The Company ............................................................

 Principal Life Insurance Company Variable Life Separate Account ........

 The Funds ..............................................................

CHARGES AND DEDUCTIONS ..................................................

 Premium Expense Charge .................................................

 Monthly Policy Charge ..................................................

 Underlying Mutual Fund Charges .........................................

GENERAL DESCRIPTION OF THE POLICY .......................................

 The Contract ...........................................................

 Rights Under the Policy ................................................

 Policy Limitations .....................................................

 Optional Insurance Benefits ............................................

 Reservation of Rights ..................................................

 Right to Exchange Policy...............................................

 Suicide................................................................

 Delay of Payments ......................................................

PREMIUMS................................................................

 Payment of Premiums ....................................................

 Premium Limitations....................................................

 Allocation of Premiums .................................................

DEATH BENEFITS AND POLICY VALUES ........................................

 Death Proceeds .........................................................

 Death Benefit Option ...................................................

 Change in Death Benefit Option .........................................

 IRS Definition of Life Insurance .......................................

 Maturity Proceeds ......................................................

 Adjustment Options .....................................................

 Policy Values ..........................................................

SURRENDERS AND PARTIAL SURRENDERS .......................................

 Surrenders.............................................................

 Examination Offer (Free-Look Provision) ................................

LOANS...................................................................

 Policy Loans ...........................................................

 Loan Account ...........................................................

 Loan Payments ..........................................................

POLICY TERMINATION AND REINSTATEMENT ....................................

 Policy Termination (Lapse) .............................................

 Reinstatement..........................................................

TAX ISSUES RELATED TO THE POLICY ........................................

GENERAL PROVISIONS ......................................................

 Frequent Trading and Market-Timing (Abusive Trading Practices).........

 Purchase Procedures ....................................................

 Statement of Values ....................................................

 Services Available via the Telephone ...................................

 Misstatement of Age or Gender ..........................................

 Non-Participating Policy ...............................................

 Incontestability.......................................................

 Independent Auditors...................................................

LEGAL PROCEEDINGS .......................................................

APPENDIX A - INVESTMENT DIVISIONS .......................................

APPENDIX B - TARGET PREMIUMS ............................................

APPENDIX C - ILLUSTRATIONS ..............................................

APPENDIX D - APPLICABLE PERCENTAGES (for Life Insurance Definition Test)

ADDITIONAL INFORMATION ..................................................

GLOSSARY


ADJUSTMENT - change to the Policy resulting from an increase or decrease in total face amount or a change in: smoking status; death benefit option; rating or riders.


ADJUSTMENT DATE - the monthly date on or next following the Company's approval of a requested adjustment.


ATTAINED AGE - the insured's issue age plus the number of full policy years since the policy date.


BUSINESS DAY - any date that the New York Stock Exchange ("NYSE") is open for trading and trading is not restricted.


CUMULATIVE DEATH BENEFIT GUARANTEE PREMIUM - a premium which is required to be paid in order to guarantee that the Policy will not lapse for a specific number of years.


DIVISION - a part of the Separate Account which invests in shares of a corresponding mutual fund.


EFFECTIVE DATE - the date on which all requirements for issuance of a Policy have been satisfied.


FACE AMOUNT - life insurance coverage amount. It is referred to as the total face amount.


FIXED ACCOUNT - that part of the Policy value that is not in the divisions or the loan account.


GENERAL ACCOUNT - assets of the Company other than those allocated to any of our Separate Accounts.


INSURED - the person named as the "insured" on the most recent application for the Policy. The insured may or may not be the owner.


LOAN ACCOUNT - that part of the policy value in the Policy that reflects the total loan indebtedness.


LOAN INDEBTEDNESS - the amount of any policy loan and unpaid loan interest.


MATURITY DATE - the policy anniversary when the insured's attained age is 100.


MONTHLY DATE - the day of the month which is the same day as the policy date.

     Example: If the policy date is September 5, 2005, the first monthly date is October 5, 2005.

MONTHLY POLICY CHARGE - the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and the cost of additional benefits provided by any rider plus the asset based charge in effect on the monthly date.


NET AMOUNT AT RISK - the amount upon which cost of insurance charges are based. It is the result of:

  . the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus
  . the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

NET POLICY VALUE - the policy value minus any loan indebtedness.


NET PREMIUM - the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions and/or the fixed account.


NET SURRENDER VALUE - surrender value minus any loan indebtedness.


NOTICE - any form of communication received in our service office which provides the information we need which may be in writing sent to us by mail or another manner that we approve in advance.


OWNER - the party which owns all the rights and privileges of this Policy.


POLICY DATE - the date from which monthly dates, policy years and policy anniversaries are determined.

POLICY FACE AMOUNT - the insurance benefit provided by the Policy without any riders.


POLICY MONTH - any one-month period beginning on the monthly date.
     Example: The monthly date is May 5, 2005, the first policy month ends on June 4, 2005.

POLICY VALUE - the sum of the values in the divisions, the fixed account and the loan account.


POLICY YEAR - the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.
     Example: If the policy date is September 5, 2005, the first policy year ends on September 4, 2006. The first policy anniversary falls on September 5, 2006.

PREMIUM EFFECTIVE DATE - the date we receive initial premium payment.


PREMIUM EXPENSE CHARGE - the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.


PRORATED BASIS - in the proportion that the value of a particular division or the fixed account bears to the total value of all divisions and the fixed account.


SERVICE OFFICE - Principal Financial Group Service Center
          P.O. Box 9296
          Des Moines, Iowa 50306-9296
          Phone: 1-800-247-9988
          Fax:1-515-235-9720

SURRENDER VALUE - policy value plus any value provided by a rider benefit.


TARGET PREMIUM - a premium amount which is used to determine any applicable premium expense charge. Target premiums are provided in Appendix B.


TOTAL FACE AMOUNT - policy face amount plus face amount of the supplemental benefit rider, if any.


UNDERLYING MUTUAL FUND - a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.


UNIT - the accounting measure used to calculate the value of each division.


VALUATION PERIOD - the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day, and ends at the close of normal trading of the NYSE on the next business day.


WRITTEN REQUEST - actual delivery to the Company or the service office of a written notice or request, signed and dated, on a form we supply or approve.


YOU - the owner of the Policy.

SUMMARY: BENEFITS AND RISKS


This prospectus describes a flexible variable universal life insurance policy offered by the Company. This is a brief summary of the Policy's features. More detailed information follows later in this prospectus.


The Policy is for use by corporations, employers, trusts, associations or similar entities. This Policy is designed for financing non-qualified executive deferred compensation plans, salary continuation plans, post employment benefits or similar purposes.


POLICY BENEFITS

DEATH BENEFITS AND PROCEEDS
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured. The amount of the death proceeds is:
.. the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY
  VALUES - Death Proceeds);
.. minus loan indebtedness;
.. minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net policy value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges).

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for three death benefit options. A death benefit option is elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.


PREMIUM PAYMENT FLEXIBILITY
You may choose the amount and frequency of premium payments (subject to certain limitations).

POLICY VALUES
The policy value reflects your premium payments, partial surrenders, policy loans, policy expenses, interest credited to the fixed account and the investment experience of the divisions. There is no guaranteed minimum division value.

Policy Loans
------------
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net policy value.

Full Surrender
--------------
The Policy may be surrendered and any net surrender value paid to the owner.

Partial Surrender
-----------------
On or after the first policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. A transaction fee of $25 is imposed on each partial surrender after the second partial surrender in a policy year.

ADJUSTMENT OPTIONS
The total face amount may be increased (unless the Policy is in a grace period) or decreased.

Total Face Amount Increase
--------------------------
The minimum amount of an increase is $10,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Total Face Amount Decrease
--------------------------
On or after the first policy anniversary, a decrease in total face amount may be requested if the request does not decrease the total face amount below $100,000.

MATURITY PROCEEDS
If the insured is living on the maturity date, we will pay the owner an amount equal to the net surrender value. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date.

POLICY RISKS

RISKS OF POOR INVESTMENT PERFORMANCE
Transaction costs and policy charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investment in the fixed account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

NOTE: Each division invests in a corresponding underlying mutual fund. The underlying mutual funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

POLICY TERMINATION (LAPSE)
On an ongoing basis, the Policy's net policy value must be sufficient to cover the monthly policy charges and any loan indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the insured.

If the cumulative death benefit guarantee premium requirement is met, the Policy will not terminate prior to the insured's attained age 85 even if the Policy's net policy value is insufficient to cover the monthly policy charge.


LIMITATIONS ON ACCESS TO SURRENDER VALUE
Partial Surrenders
------------------
.. The partial surrender may not be greater than 90% of the net policy value.
.. The policy value will be reduced by the amount of the partial surrender plus any transaction fee(s).
.. A transaction fee of $25 is imposed on each partial surrender after the second partial surrender in a policy year.

Full Surrenders
---------------
We will pay the net surrender value at the end of the valuation period during which we receive the surrender request.

ADVERSE TAX CONSEQUENCES
A full surrender or cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

In certain employer-sponsored life insurance arrangements participants may be required to report for income tax purposes, one or more of the following:
.. the value each year of the life insurance protection provided;
.. an amount equal to any employer-paid premiums; or .. some or all of the amount by which the current value exceeds the employer's interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

RISKS OF UNDERLYING MUTUAL FUNDS
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund's prospectus. As with all mutual funds, as the value of an underlying mutual fund's assets rise or fall, the fund's share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds
------------

The biggest risk is that the fund's returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund's portfolio could also decrease if the stock market goes down.

Income Funds
------------
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund's share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds
-------------------
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

SUMMARY: FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the Policy.

                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 Maximum Sales Charge*   from each premium paid
 on premiums up to
 Target Premium -
  year 1 (after issue
  or adjustment)                                        4.50% of premium paid
 on premiums over
 Target Premium
  all years                                             none
 Taxes (federal, state   from each premium paid         3.25% of premium paid
 and local)
-------------------------------------------------------------------------------
                         from each partial surrender    $25 per partial
 Transaction Fee         after the second               surrender
                         partial surrender in a
                         policy year
-------------------------------------------------------------------------------
                         upon each unscheduled
 Transfer Fees           transfer after the first
  Guaranteed             unscheduled transfer in a      $25 per unscheduled
                         policy month.                  transfer
  Current                                               none
-------------------------------------------------------------------------------



     years 2 through 5 (after issue or    7.00% of premium paid up to theTarget
     adjustment)                          Premium
     years 6 through 10 (after issue or   3.00
     adjustment)                          % of premium paid up to the Target
                                          Premium
     more than 10 years (after issue or
     adjustment
      Guaranteed Maximum                  3.00
                                          % of premium paid up to the Target
                                          Premium
      Current                             none

* Sales Charge declines over time:

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

    PERIODIC CHARGES OTHER THAN UNDERLYING MUTUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
                          WHEN CHARGE
        CHARGE            IS DEDUCTED               AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 Cost of Insurance:*        monthly
 Guaranteed Minimum                       $0.04 per $1,000 of net amount at
                                          risk
 Maximum                                  $83.33 per $1,000 of net amount at
                                          risk
 Current Charge for                       $0.08 per $1,000 of net amount at
 Representative                           risk
 Insured**
-------------------------------------------------------------------------------
 Asset Based Charge:        monthly
 Current                                  0.30% of division values per year
 Guaranteed***                            0.60% of division values per year
-------------------------------------------------------------------------------
 Supplemental Benefit
 Rider                      monthly
 Guaranteed Minimum                       $0.04 of net amount at risk
 Guaranteed Maximum                       $83.33 of net amount at risk
 Current Charge for
 Representative                           $0.15 of net amount at risk
 Insured**
-------------------------------------------------------------------------------
 Max Policy loan
 interest (applies
 only if a policy loan     annually
 is outstanding)        (accrued daily)
  policy years 1-10                       1.0% of loan balance per year (the
                                          difference between the interest
                                          charged on the loan balance and the
                                          interest credited to the loan
                                          account).
  after policy year 10                    0.3% of loan balance per year (the
                                          difference between the interest
                                          charged on the loan balance and the
                                          interest credited to the loan
                                          account).
-------------------------------------------------------------------------------



    * The cost of insurance rate at issue and for any underwritten total face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insured. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.


    ** Representative Insured is a 45-year old male with a risk classification of preferred non-smoker.


    *** Any increase in the annual rate scale permitted by state law will apply to all insureds to whom Policies are issued on or after the date of the increase.


The next table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds that you may pay periodically during the time that you own the Policy. More detail concerning the fees and expenses of each underlying mutual fund is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2004.

                                                                           MINIMUM        MAXIMUM
-----------------------------------------------------------------------------------------------------
Total annual underlying mutual fund operating expenses (expenses that
are deducted from underlying mutual fund assets, including management         %              %
fees, distribution and/or service (12b-1) fees and other expenses)
-----------------------------------------------------------------------------------------------------


The following table shows the fees and expenses (before waiver or reimbursement) charged by each underlying mutual fund for the fiscal year ended December 31, 2004.

                                              MANAGEMENT     12B-1        OTHER                       TOTAL
 UNDERLYING MUTUAL FUNDS                         FEES         FEES       EXPENSES                 EXPENSES/(1)/
 -----------------------                      -----------    -----       --------                 -------------
 AIM V.I. Aggressive Growth - Series I                         N/A        0.35%                                        1.15%
 AIM V.I. International Growth - Series I        0.75          N/A                                                     1.10
 AIM V.I. Premier Equity - Series I              0.61          N/A        0.24                                         0.85
 American Century VP Income & Growth - Class
 II                                              0.70         0.25
 American Century VP International - Class
 II                                              1.23                     0.01
 American Century VP Ultra - Class II
 American Century VP Value - Class II                                     0.00                                         1.10
 Dreyfus IP Core Value - Service Class                                                                                1.10/(2)/
 Dreyfus IP Founders Discovery - Initial
 Class                                           0.90          N/A                                                    1.41/(2)/
 Dreyfus IP Founders Growth - Initial Class                    N/A                                                    1.09/(2)/
 Dreyfus Socially Responsible Growth -
 Service
 Class                                                        0.25        0.09                                         1.09
 Dreyfus VIF Appreciation - Service Class        0.75                                                                  1.05
 Dreyfus VIF Developing Leaders - Service
 Class                                                                                                                 1.07
 Dreyfus VIF Quality Bond - Service Class
 Fidelity VIP Asset Manager - Service Class
 2                                               0.53         0.25                                                0.91/(3)/
 Fidelity VIP Contrafund - Service Class 2       0.58
 Fidelity VIP Equity-Income - Service Class
 2                                               0.48
 Fidelity VIP Growth - Service Class 2           0.58         0.25
 Fidelity VIP High Income - Service Class 2      0.58         0.25
 Fidelity VIP Mid Cap - Service Class 2                       0.25                                                0.95/(3)/
 Franklin Templeton VIP Trust Income
 Securities
 Fund - Class 2                                               0.25                                                    0.76/(4)/
 Franklin Templeton VIP Trust Mutual
 Discovery
 Securities Fund - Class 2                                                0.24                                        1.29/(4)/
 Franklin Templeton VIP Trust Mutual Shares
 Securities Fund - Class 2                                                                                            1.05/(4)//(5)/
 Franklin Templeton VIP Trust Rising
 Dividends
 Securities Fund - Class 2                       0.74         0.25                                            1.02/(4)//(5)/
 Franklin Templeton VIP Trust Small Cap
 Value
 Securities Fund - Class 2                                    0.25        0.19                        (4)//(5)/
 INVESCO VIF - Core Equity Fund - Series I       0.75          N/A        0.38                                        1.13/(//6//)//
 INVESCO VIF - Dynamics Fund - Series I          0.75          N/A        0.42                                        1.17/(//6//)//
 INVESCO VIF - Health Sciences Fund - Series
 I                                               0.75          N/A                                                    1.08/(//6//)//
 INVESCO VIF - Small Company Growth Fund -
 Series I                                                      N/A                                            1.39/(6)//(7)//(8)/
 INVESCO VIF - Technology Fund - Series I                      N/A                                                    1.16/(//6//)//
 Janus Aspen Series Balanced Portfolio -
 Service
 Shares                                                       0.25
 Janus Aspen Series Core Equity Portfolio -
 Service Shares                                                                                                       2.35/(//9//)//
 Janus Aspen Series Flexible Income
 Portfolio -
 Service Shares                                               0.25                                                    0.89/(//9//)/
 Janus Aspen Series International Growth
 Portfolio
 - Service Shares                                                         0.11                        (//9//)/
 Janus Aspen Series Mid Cap Growth Portfolio
 -
 Service Shares                                  0.65         0.25                                    (//9//)/
 Janus Aspen Series Worldwide Growth
 Portfolio -
 Service Shares                                                           0.06                        (//9//)/
 JP Morgan Bond Series Trust II - Bond
 Portfolio                                       0.30          N/A
 JP Morgan Small Company Series Trust II -
 Small
 Company Portfolio                                             N/A                                                     1.15
 MFS VIT Emerging Growth Series - Service
 Class                                           0.75                                                                 1.12/(//1//1//
 MFS VIT MidCap Growth Series - Service
 Class                                                                    0.15                                        1.15/(//1//1//
 MFS VIT New Discovery Series - Service
 Class                                           0.90                                                                 1.29/(//1//1//
 MFS VIT Value Series - Service Class                         0.25                                            1.43/(//1//1//)//(1//2
 Neuberger Berman AMT Guardian Portfolio -
 Class I                                                       N/A                                            0.98/(1//3//)/
 Principal VCF Bond                              0.46          N/A        0.01
 Principal VCF Capital Value                     0.60          N/A                                                    0.61/(//1//4//
 Principal VCF Equity Growth                     0.76          N/A                                            0.77/(//1//4//)/
 Principal VCF Government Securities                           N/A                                                     0.44
 Principal VCF Growth                                          N/A                                                    0.61/(//1//4//
 Principal VCF International                     0.85          N/A        0.08                                        0.93/(//1//4//
 Principal VCF International SmallCap            1.20          N/A                                                    1.33/(//1//4//
 Principal VCF LargeCap Blend                    0.75          N/A        0.08                        //(1//5//)(1//6//)/
 Principal VCF LargeCap Growth Equity            1.00          N/A                                                    1.19///(1//6//
 Principal VCF LargeCap Value                    0.75          N/A                                    //(1//5//)(1//6//)/
 Principal VCF Limited Term Bond                               N/A                                    (1//5//)(1//7//)/
 Principal VCF MidCap                            0.60          N/A                                                    0.61/(//1//4//
 Principal VCF MidCap Growth                     0.90          N/A                                    (//1//6//)/
 Principal VCF MidCap Value                      1.05          N/A                                                    1.08/(//1//6//
 Principal VCF Money Market                      0.48          N/A                                                     0.49
 Principal VCF Real Estate Securities            0.90          N/A
 Principal VCF SmallCap                          0.85          N/A                                                    0.95/(//1//4//
 Principal VCF SmallCap Growth                   1.00          N/A                                                    1.02/(//1//6//
 Principal VCF SmallCap Value                    1.10          N/A                                                    1.18/(//1//6//
 Putnam VT Growth & Income Fund - Class IB       0.48                     0.05
 Putnam VT International Equity Fund - Class
 IB                                                           0.25        0.18
 Putnam VT Voyager Fund - Class IB                                                                                     0.87
 Vanguard VIF Balanced Portfolio                 0.29          N/A        0.02
 Vanguard VIF Equity Index Portfolio             0.16          N/A
 Vanguard VIF MidCap Index Portfolio                           N/A                                                     0.29
 Wells Fargo VT Asset Allocation Fund            0.55                                                                 1.02/(1//8//)/
 Wells Fargo VT Equity Income Fund               0.55         0.25                                                    1.06/(1//8//)/
 Wells Fargo VT Large Company Growth Fund                                                                             1.06/(1//8//)/

foot notes will be updated upon receipt of prospectuses for the mutual funds and will be included in an amendment prior to the effective date.

 /(1)/ The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.
/ //(2)/ The Dreyfus Corporation has agreed, until December 31, 2004, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed: Core Value 1.00%, Founders Discovery 1.50% and Founders Growth 1.00%.
/ //(3) /Fidelity Management & Research Company ("FMR") has voluntarily agreed to reimburse the fund to the extent that total operating expenses, as a percentage of average net assets, exceed the following rates: VIP Asset Manager 1.25%; VIP Contrafund 1.25%; VIP Equity-Income 1.25%; VIP Growth 1.25%; VIP High Income 1.25% and VIP Mid Cap 1.25%. These arrangements may be discontinued by FMR at any time.
/ //(4)/ Franklin Templeton has stated while the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year through May 1, 2005.
/ //(5)/ Franklin Templeton has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission (SEC). After the reductions net Fund operating expenses for the year ended December 31, 2003 were: 1.05% for Mutual Shares Securities Fund; 1.03% for Rising Dividends Securities Fund and 1.01% for Small Cap Value Securities Fund.

/ //(6) /The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.
/ //(7)/ The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.
/ //(8)/ The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, certain expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap. This expense limitation agreement is in effect through December 31, 2005.
/ //(9)/ Expenses are shown without the effect of expense offset arrangements.
/ //(10)/ Janus Capital has contractually agreed to waive management fees and other expenses to the extent necessary so that total operating expenses do not exceed 1.50%.
/ //(11)/ An expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.11% for Emerging Growth Series and 1.28% for New Discovery Series.
/ //(12)/ MFS has contractually agreed to bear the series' expenses such that "Other Expenses" do not exceed 0.15% annually. This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series. The reimbursement agreement will terminate on the earlier of January 1, 2005 or such date as all expenses previously borne by MFS under the agreement have been paid by the series.
/ //(13)/ Neuberger Berman Management Inc. ("NBMI") has undertaken through
 December 31, 2007 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate 1% of the Portfolio's average daily net asset value. The expense limitation arrangements for the Portfolio is contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
/ //(14)/ Expense ratio without fees paid indirectly.
/ //(15)/ Principal Management Corporation voluntarily agreed to reimburse the total annual expenses through April 30, 2004. With the expense limit, the total annual expenses through April 30, 2004 were 1.00% for LargeCap Blend Account, 1.00% for LargeCap Value Account and 0.75% for Limited Term Bond Account.
/ //(16)/ Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.
/ //(17)/ Expense ratio without the Manager's voluntary expense limit.
/ //(18)/ Other expenses may include expenses payable to affiliates of Wells
 Fargo & Company. Wells Fargo has committed through April 30, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. For the period ended December 31, 2003, after the waiver/reimbursement net operating expenses were: Asset Allocation 1.00%; Equity Income 1.00% and Large Company Growth 1.00%.



//CORPORATE ORGANIZATION AND OPERATION


THE COMPANY
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Company's other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.


THE FUNDS
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division's performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). ADDITIONAL COPIES OF THESE DOCUMENTS ARE AVAILABLE WITHOUT CHARGE FROM A SALES REPRESENTATIVE OR OUR SERVICE OFFICE (1-800-247-9988).


Appendix A contains a brief summary of the investment objectives of, and sub-advisor for, each division.

New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

Deletion or Substitution of Investments
---------------------------------------
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
.. transfer assets in any division to another division;
.. add, combine or eliminate divisions; or .. substitute the shares of a division for shares in another division:
  . if shares of a division are no longer available for investment; or . if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).


THE FIXED ACCOUNT
The fixed account is a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, and any interest in it, is not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to it are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed account from your sales representative.

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.


We guarantee that the fixed account value accrues interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.


Our underwriting guidelines prohibit fixed account values in related policies* to exceed $20 million without our prior approval. In addition, without our prior approval, in each calendar year no more than $5 million of net premium payment allocations and/or transfers to the fixed account may be made by related policies. In the absence of your instructions, we will refund the premium payment and/or reject the transfer instructions which would otherwise cause these limited to be exceeded.

Related policies are those owned and/or sponsored by a single entity (for example, the employer of the insureds). We determine what policies are related. We reserve the right to limit premium payments and/or transfers allocated to the fixed account.


Voting Rights
-------------
We vote division shares at shareholder meetings of the underlying mutual funds. We follow the voting instructions received from people having the voting interest in the division shares.

You have a voting interest under a Policy. You have one vote for each $100 of policy value in the division(s). Fractional votes are allocated for amounts less than $100. The number of votes on which you have the right to instruct us is determined as of a date established by the mutual fund for setting the shareholders eligible to vote.


According to procedures adopted by the mutual fund, voting instructions are solicited by a written proxy statement before a shareholder meeting. We vote other underlying mutual fund shares, for which no voting instructions are received, in the same proportion as the shares for which we receive voting instructions. Underlying mutual fund shares held in our general account are voted in proportion to instructions that are received with respect to the participating contracts.


If we determine, under applicable law, that underlying mutual fund shares need not be voted according to the instructions received, we may vote underlying mutual fund shares held in the Separate Account in our own right.


We may, when required by state insurance regulatory authorities, disregard voting instructions. This may be done if the instructions would require shares to be voted to:
.. change a subclassification or investment objective of the underlying mutual fund;
.. disapprove an investment advisory contract of the underlying mutual fund; or .. approve changes initiated by an owner in the investment policy or investment advisor of the underlying mutual fund if we reasonably disapprove of the changes. The change would be disapproved only if:
  . the proposed change is contrary to state law;
  . prohibited by state regulatory authorities; or . we determine the change is inconsistent with the investment objectives of the mutual fund.

CHARGES AND DEDUCTIONS


We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated.


PREMIUM EXPENSE CHARGE
When we receive your premium payment, we deduct a premium expense charge. The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy. The sales load is intended to pay us for distribution expenses, including commissions paid to sales representatives, printing of prospectuses and sales literature, and advertising.

                   CURRENT PREMIUM EXPENSE CHARGE (AS A % OF PREMIUM PAID)*
                   -----------------------------------
 YEARS SINCE ISSUE OR ADJUSTMENT   SALES CHARGE**  STATE AND LOCAL TAXES  FEDERAL TAXES   TOTAL
 -------------------------------   --------------  ---------------------  -------------   -----
 1                                       4.50%             2.00%              1.25%        7.75%
 2 through 5                             7.00              2.00               1.25        10.25
 6 through 10                            3.00              2.00               1.25         6.25
 more than 10 years                   none***              2.00               1.25         3.25


    * Deducted from premiums paid in each period. The premium expense charge also applies to premiums attributable to a face amount increase.
    ** Assessed against premiums up to target premium. No sales charge on premiums in excess of target premium.

    *** Currently there is no charge. We reserve the right to impose a sales charge of up to a guaranteed maximum charge of 3.0% of premiums paid which are less than or equal to target premiums

Target Premium
--------------
The target premium is based on the gender, if applicable, age and risk classification of the insured (see APPENDIX B - TARGET PREMIUM). The target premium is a calculated premium amount used to determine the premium expense change. The target premium is not required to be paid.

MONTHLY POLICY CHARGE
The monthly policy charge is made up of:
.. a charge for the cost of insurance;
.. an asset based charge; and
.. any charge for an optional insurance benefit added by rider(s).

On the policy date and each monthly date thereafter, we deduct the charge from your policy value. The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:
.. the same as allocation percentages for premium payments;
.. determined on a prorated basis; or
.. determined by any other allocation method which we agree upon.

If you do not designate monthly policy charge allocation percentages, they will be the same as the allocation percentages for premium payments. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the next monthly date. If we cannot follow your instructions because of insufficient value in any division and/or the fixed account, the monthly policy charge is deducted on a prorated basis.


COST OF INSURANCE CHARGE
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
    (a) is the cost of insurance rate (described below) divided by 1,000; and
    (b) is the net amount at risk.

The net amount at risk is the difference between the death benefit and the policy value. The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums and charges under the Policy, death benefit option chosen, partial surrenders and adjustments to the face amount.

Different cost of insurance rates may apply to policy face amount increases and to supplemental benefit riders. The cost of insurance for the increase is based on the insured's gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the insured's gender*, attained age and risk classification at the time of the increase.
  * The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.


Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.


Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.


ASSET BASED CHARGE
The asset based charge compensates us for distribution and administrative expenses.

Each month, we deduct an asset based charge at an annual rate of 0.30% of the division values. We reserve the right to increase the annual rate but guarantee that the maximum annual rate will not exceed 0.60% of the division values. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.


UNDERLYING MUTUAL FUND CHARGES
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the underlying mutual fund.

GENERAL DESCRIPTION OF THE POLICY


THE CONTRACT
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The descriptions that follow are based on provisions of the Policy offered by this prospectus.


RIGHTS UNDER THE POLICY
Ownership
---------
Unless changed, the owner is as named in the application. The owner may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the maturity date, if the Policy is surrendered or if the grace period ends without our receiving the payment required to keep the Policy in force.


If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person's ownership interest, unless otherwise specified. If all owners die before the Policy terminates, ownership of the Policy passes to the estate of the last surviving owner. If the owner is not a natural person and is no longer in existence, the insured becomes the owner unless otherwise required by law. With our consent, you may specify a different arrangement for contingent ownership.


You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.


Beneficiary
-----------
If the insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.


Assignment
----------
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our service office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.


POLICY LIMITATIONS
Division Transfers
------------------
After the initial allocation of premiums, you may transfer amounts between the divisions and/or to the fixed account. You must specify the dollar amount or whole percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up a periodic transfer by:
.. sending a written request to our service office;
.. calling us if telephone privileges apply (1-800-247-9988); or
.. faxing the notice to us (1-515-235-9720).


UNSCHEDULED TRANSFERS . You may make unscheduled transfers from a division to another division and/or the fixed account. We reserve the right to impose a transfer fee of up to $25 on each unscheduled transfer after the first unscheduled transfer in a policy month.


SCHEDULED TRANSFERS . You may elect to have automatic transfers made out of one division into one or more of the other divisions. You may not make automatic transfers from the divisions to the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee on scheduled transfers. There is no charge for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

     Example:

   MONTH       AMOUNT INVESTED      SHARE PRICE      SHARES PURCHASED
   -----       ---------------      -----------      ----------------
 January           $    100           $ 25.00                       4
 February          $    100           $ 20.00                       5
 March             $    100           $ 20.00                       5
 April             $    100           $ 10.00                      10
 May               $    100           $ 15.00                       6
 June              $    100           $ 20.00                       5
                   --------           -------        ----------------
 Total             $    600           $110.00                      35


In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.
.. The amount of the transfer is:
  . the dollar amount selected; or
  . a percentage of the division value as of the date specified (other than the
    29th, 30th or 31st).
.. You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a business day, the transfer is completed on the next business day.
.. Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.
.. We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.
.. Automatic transfers are not available for any value in the fixed account.

MARKET TIMING DISCLOSURE . The Policy does not permit excessive trading or market timing. Automatic Portfolio Rebalancing (APR)
               -------------------------------------
APR allows you to maintain a specific percentage of your net policy value in the divisions over time.
     Example: You may choose to rebalance so that 50% of your policy values are in the Bond division and 50% in the Capital Value division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond division and 40% in the Capital Value division. By rebalancing, units from the Bond division are sold and the proceeds are used to purchase units in the Capital Value division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
.. do not begin until the later of expiration of the examination offer period; .. are done without charge;
.. may be done on the specified frequency (monthly, quarterly, semiannual or annual) on a calendar year or policy year basis;
.. may be done by:
  . calling us (if telephone privileges apply (1-800-247-9988));
  . mailing your written request to our service office; or
  . faxing your request to us (1-515-235-9720).
.. are made at the end of the next valuation period after we receive your instruction;
.. are not available if you have scheduled transfers from the same divisions; .. are not available for any value in the fixed account.

Fixed Account Transfers
-----------------------
Transfers from the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled transfer from the fixed account in the same calendar year. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.


UNSCHEDULED TRANSFERS . You may make one unscheduled transfer from the fixed account to division(s) during the first 30-day period of each calendar quarter. .. In each calendar year, the transfers may not exceed:
  . your fixed account value as of December 31 of the prior year (if $5,000 or less);
  . $5,000 (if your fixed account value as of December 31 of the prior year is greater than $5,000 but not more than $20,000); or . 25% of your fixed account value as of December 31 of the prior year (if the fixed account value is greater than $20,000).
.. We must receive your notice during the 30-day period.
.. You must specify the dollar amount or percentage to be transferred.
.. There is no transaction charge imposed on the transfer(s).


SCHEDULED TRANSFER PROGRAMS . You may make scheduled transfers from the fixed account to your division(s) without an additional charge as follows:
.. The value of your fixed account must be $20,000 or more when your scheduled transfers begin.
.. You must elect participation in the program by furnishing us with notice. The election may be made at any time following the end of the examination period. Once made, this election, is irrevocable.
.. Transfers to the divisions will be made in the proportions used for allocation of premium payments.
.. If your premium payments included an allocation to the fixed account, your notice must include new premium payment allocations to the division(s) only.
.. During the transfer period, you may not:
  . make unscheduled transfers out of the fixed account; or make transfers and premium payments to the fixed account.

The transfers will be effective as of the valuation period during which we receive your notice and will be made according to the following schedule:

.. The first transfer will be 25% of the fixed account value, .. 12 months from the first transfer (or next business day if the transfer day is not a business day), 33% of the fixed account value, .. 24 months from the first transfer (or next business day if the transfer day is not a business day), 50% of the fixed account value, and .. 36 months from the first transfer (or next business day if the transfer day is not a business day), the balance of the fixed account value.
If on any transfer date, the fixed account value prior to the transfer is $5,000 or less, the entire fixed account value will be transferred.
     Example: The example does not reflect payment of interest on the value in the fixed account. It also assumes that monthly policy charges are not taken from the fixed account and that you make no partial surrenders or policy loans from the fixed account.

           The policy is dated July 1, 2004. On February 7, 2005, the balance in the fixed account is $100,000 and scheduled transfers are elected. The transfers will occur as follows:

               DATE                      BALANCE        PERCENT TO BE TRANSFERRED   AMOUNT TO BE TRANSFERRED
 February 7, 2005                     $      100,000
 February 7, 2006                     $       75,000                                                  $24,750
 February 7, 2007                     $50,250                                                         $25,125
 February 7, 2008                     $       25,125                                                   25,125


           The first day that you may make transfers or premium payments to the fixed account is February 8, 2008. After January 1, 2009, you may make an unscheduled transfer from the fixed account as set forth above.

OPTIONAL INSURANCE BENEFITS
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from an authorized agent or our service office. NOT ALL OPTIONAL INSURANCE BENEFITS ARE AVAILABLE IN ALL STATES. SOME PROVISIONS MAY VARY FROM STATE TO STATE. The cost, if any, of an optional insurance benefit is deducted from your policy value.

Change of Insured Rider
-----------------------
This rider is available on business cases only and allows the business to change the insured when an employee leaves employment or ownership of the business changes. The rider may be added at any time prior to the proposed insured's issue age 69. Until the effective date of the change of insured application, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, smoking status and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.

Enhanced Cash Surrender Value Rider
-----------------------------------
The rider provides for payment of an additional amount at the time of full surrender. The additional amount is only available upon a full cash surrender that is not associated with a replacement or an exchange under Section 1035 of the Internal Revenue Code. There is no charge for this rider and it is automatically added to all Policies at issue.

 POLICY YEAR OF SURRENDER            ADDITIONAL AMOUNT
 ------------------------            -----------------
            1              6.5 % of premium received since issue
            2              8.0 % of premium received since issue
            3              7.6 % of premium received since issue
            4              6.8 % of premium received since issue
            5              5.8 % of premium received since issue
            6              3.9% of premium received since issue
            7              2.0% of premium received since issue
            8              0.8% of premium received since issue
            9              0.8% of premium received since issue
           10              0.8% of premium received since issue
           11+             0.0% of premium received since issue

Extended Coverage Rider
-----------------------
This rider extends the Policy beyond the maturity date as long as the Policy is still in-force and the insured is living on the maturity date. The Policy will then terminate upon the insured's death. No monthly policy charges are deducted after the maturity date. No additional premium payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All investment account values will be transferred to the Money Market division and no further transfers are allowed. This rider is added automatically to all Policies at issue. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Death Benefit Guarantee Rider
-----------------------------
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the death benefit guarantee premium requirement. This rider is automatically made a part of the Policy if the premium (planned or paid) is equal to or greater than the annual death benefit guarantee premium requirement. The level of premium (planned or paid) determines whether the no-lapse guarantee is extended to the insured's attained age 85. An illustration (available at no charge from your sales representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section "Premiums."

The use of this rider prohibits the use of the Supplemental Benefit Rider. There is no charge for this rider.

If on any monthly date, the death benefit guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our service office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated. The rider may not be added after the Policy has been issued.


Supplemental Benefit Rider
--------------------------
This rider provides additional insurance (face amount) at a reduced cost. The use of this rider disqualifies the use of the Death Benefit Guarantee Rider. Our approval, under our then current underwriting guidelines, is required to add this rider. There is a charge for this rider.

RESERVATION OF RIGHTS
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.

We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments. You would be notified of any such action to the extent required by law.


RIGHT TO EXCHANGE POLICY
The Policy may be exchanged for a new life insurance policy on the life of the insured which is made available by the Company for this purpose. The new policy will not be a term insurance policy or a variable life insurance policy. Evidence of insurability will not be required.

The exchange must be made during the first 24 months from the policy date while the Policy is in force and not in a grace period. The exchange is effective upon our receipt of written notice. This Policy then terminates. The new policy has the same policy date as this Policy. The policy value immediately after the exchange will be the same as immediately before the exchange. From the exchange date forward, the policy value will longer be affected by the investment performance of the divisions. Benefit riders included as a part of the Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy.

The new policy has the same death benefit as this Policy unless required to be higher in order to qualify as "life insurance" as defined in Section 7702 of the Internal Revenue Code, as amended. The new policy is based on the same issue age, gender (if applicable) and risk classification as this Policy


No additional charge is made for this exchange privilege. Any outstanding loan indebtedness must be repaid or transferred to the new policy.


SUICIDE
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of total face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a total face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).

DELAY OF PAYMENTS
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:
.. trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or .. an emergency exists, as determined by the SEC, as a result of which:
  . disposal by a fund of securities owned by it is not reasonably practicable;
  . it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
  . the SEC permits suspension for the protection of security holders.

If payments are delayed and your instruction is not canceled by your written instruction, the amount of the transaction is determined the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


We may defer payment from the fixed account for a period of up to six months.


PREMIUMS


PAYMENT OF PREMIUMS
The amount and frequency of your premium payments affects the policy value, the net policy value and how long the Policy remains in force. Generally, the higher the policy face amount the higher the cumulative death benefit guarantee premium will be. You must pay premiums to us at our service office, Principal Life Insurance Company, P.O. Box 9296, Des Moines, IA 50306-9296.

You may make unscheduled payments and/or establish a payment schedule (we send premium reminder notices if you establish an annual, semiannual or quarterly planned payment schedule).


PREMIUM LIMITATIONS
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

ALLOCATION OF PREMIUMS
We allocate initial net premiums on the later of the policy date or the premium effective date. Allocations are made to the divisions according to your instructions. The total of all allocation percentages must equal 100. Net premiums are allocated as of the valuation period in which they are received.

The percentage allocation for future premium payments may be changed, without charge, at any time by:
  . sending a written request to our service office
  . calling the service office at 1-800-247-9988 (if telephone privileges apply); or
  . faxing the notice to us (1-515-235-9720)
The allocation changes are effective at the end of the valuation period in which the new instructions are received.

Premium Refund States
---------------------
If the policy is issued in a state requiring full refund of premium, the initial net premium, including any premium received during the examination period, is allocated to the Money Market division on the later of the policy date or the premium effective date. After the examination period, the premium held in the Money Market division will be reallocated to the divisions according to your instructions. If the day following the examination period is not a valuation day, the transfer will occur on the next valuation day.
     Example: If the examination period is 10 days, you sign a policy delivery receipt and the premium effective date of the policy is February 1st, at the close of business on February 11th, the premiums held in the Money Market division are reallocated to the divisions that you selected.

If the purchase of this policy falls within the definition of a replacement under state law, we reserve the right to retain the initial net premiums in the Money Market division to correspond to the examination period of a particular state's replacement requirements.


Market Value States
-------------------
If the policy is issued in a state allowing refund of net policy value, the initial net premium is allocated to the divisions according to your instructions on the later of the policy date or the premium effective date. In these states, we will refund the net policy value, which may be more or less than your premium, if the policy is returned during the examination period.
     Example: If the policy date and premium effective date are February 2nd, the premiums are allocated to the divisions that you selected on February 2nd.

Division Valuation
------------------
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured's death.

At the end of any valuation period, your value in a division is:
.. the number of units you have in the division
.. multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:
.. your initial premium payment (less premium expense charges);
.. plus subsequent premium payments (less premium expense charges);
.. plus transfers from another division or the fixed account minus units sold:
.. for partial surrenders from the division;
.. as part of a transfer to another division, the fixed account or the loan account; and
.. to pay monthly policy charges and any transaction fees.

Unit values are calculated each business day. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.


The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day's transactions
                                      plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
                                   divided by
    the share price of the underlying mutual fund at the end of the previous valuation period after that day's transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.


Fixed Account Valuation
-----------------------
The value of your fixed account on any business day is:
.. net premiums allocated to the fixed account
.. plus transfers from the division(s) and the loan account (as a result of a loan repayment)
.. plus interest credited to the fixed account
.. minus surrenders, transaction fees and monthly policy charges
.. minus transfers to the loan account
.. minus transfers to the division(s)

DEATH BENEFITS AND POLICY VALUES


DEATH PROCEEDS
If coverage is in effect and the insured dies before the maturity date, we pay death proceeds. We must receive:
.. proof of the death of the insured;
.. Beneficiary's Statement (Claim Form)*; and
.. Trust Agreement (if the beneficiary is a trust).
  * If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a benefit payment option. Death proceeds are calculated as of the date of the insured's death and include:
.. the death benefit described below;
.. minus loan indebtedness;
.. minus any overdue monthly policy charges if the insured died during a grace period;
.. plus interest on the death proceeds as required by state law.

Benefit Instructions
--------------------
While the insured is alive, you may give us instructions for payment of death proceeds under one of the benefit payment options of the Policy. If at the insured's death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If no benefit payment option is selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

The benefit payment options include:
.. Custom Benefit Arrangement
   A customized benefit payment option may be arranged with our approval.
.. Life Income
   We pay income during a person's lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
.. Joint and Survivor Life Income
   We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the insured, the death proceeds will be paid to the owner or the owner's estate unless otherwise specified.

Interest at a rate set by us, but never less than required by state law, will be applied to calculate the above benefit payment options.


DEATH BENEFIT OPTION
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The three death benefit options available are:
.. Death Benefit Option 1 - the death benefit equals the greater of:
  . the total face amount; or
  . the amount found by multiplying the surrender value by the applicable percentage*.
.. Death Benefit Option 2 - the death benefit equals the greater of:
  . the total face amount plus the policy value; or . the amount found by multiplying the surrender value by the applicable percentage*.
.. Death Benefit Option 3 - the death benefit equals the greater of:
  . the total face amount plus the greater of a) premiums paid less partial surrenders or b) zero; or
  . the amount found by multiplying the surrender value by the applicable percentage*.
    * The applicable percentage tables are in Appendix C and are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. The table which applies to your Policy is determined by your choice of either the guideline premium/cash value corridor test or the cash value accumulation test.

     Example: The following assumptions are made to demonstrate the use of the Tables found in Appendix C.
           Death Benefit Option: 1
           Face Amount: $1,000,000
           Surrender Value: $900,000
           Definition of Life Insurance Test: Guideline Premium/Cash Value Corridor Test
           Attained Age: 45
           Risk Class: Preferred Non-Smoker
           Applicable Percentage: 215%
           Death Benefit: $900,000 x 215 = $1,935,000

           If the Definition of Life Insurance Test was the Cash Value Accumulation Test, the applicable percentage would be 287.78% (assuming the insured is a male) and the death benefit would be $2,590,020.

CHANGE IN DEATH BENEFIT OPTION
The death benefit option may be changed prior to the insured's attained age 75. You may change the death benefit option on or after the first policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current face amount, subject to underwriting review and approval.

The option may not be changed from Death Benefit Option 1 to Death Benefit Option 3 or from Death Benefit Option 2 to Death Benefit Option 3. We will increase or decrease the total face amount so that the death benefit immediately after the change equals the death benefit before the change.

..

       CHANGING FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2
 We will decrease the total face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been increases in the total face amount, the decrease of total face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we will require proof of insurability. Cost of insurance charges will likely increase. This example assumes that the policy face amount equals the total face amount.
 --------------------------
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,000,000                   $50,000
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
        $950,000                 $1,000,000                   $50,000
 ($1,000,000 - $50,000)      ($950,000+$50,000)
-------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount. The amount of the increase is equal to the policy value on the effective date of the change. The total face amount increase will be in the same proportion as the policy face amount to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required.
 Cost of insurance charges will likely decrease. This example assumes that the policy face amount equals the total face amount.
-------------------------------------------------------------------------------
   TOTAL FACE AMOUNT            DEATH BENEFIT               POLICY VALUE
-------------------------------------------------------------------------------
   BEFORE THE CHANGE          BEFORE THE CHANGE          BEFORE THE CHANGE
-------------------------------------------------------------------------------
       $1,000,000                $1,050,000                   $50,000
                            ($1,000,000+$50,000)
-------------------------------------------------------------------------------
    AFTER THE CHANGE          AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------
       $1,050,000                $1,050,000                   $50,000
 ($1,000,000 + $50,000)
-------------------------------------------------------------------------------

       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1
 We will increase the total face amount if the total premiums paid are greater than total partial surrenders (including any transaction fees) as of the effective date of the change. The increase will be in the same proportion as the policy face amount is to the total face amount. Because the death benefit will not continue to increase under Death Benefit Option
 1, no proof of insurability is required. Cost of insurance charges will likely decrease. This example assumes total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.
 -----------------------------
-------------------------------------------------------------------------------
     TOTAL FACE AMOUNT            DEATH BENEFIT              POLICY VALUE
-------------------------------------------------------------------------------
     BEFORE THE CHANGE          BEFORE THE CHANGE         BEFORE THE CHANGE
-------------------------------------------------------------------------------
        $1,000,000                  $1,020,000                 $50,000
                          ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
     AFTER THE CHANGE              AFTER THE CHANGE            AFTER THE CHANGE
-----------------------------------------------------------------------------------
        $1,020,000                    $1,020,000                   $50,000
 ($1,000,000 + ($30,000 -
         $10,000))
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       CHANGING FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 2
 We will either increase or decrease the total face amount by subtracting the policy value from the greater of a) premiums paid less partial surrenders and b) zero. Because the death benefit can continue to increase under Death
 Benefit Option 2, we will require proof of insurability. Cost of insurance charges will likely increase. This example assumes that total premiums paid are $30,000, total partial surrenders are $10,000 and the policy face amount equals the total face amount.
 -------------------------------
-------------------------------------------------------------------------------
      TOTAL FACE AMOUNT            DEATH BENEFIT             POLICY VALUE
-------------------------------------------------------------------------------
      BEFORE THE CHANGE          BEFORE THE CHANGE        BEFORE THE CHANGE
-------------------------------------------------------------------------------
         $1,000,000                  $1,020,000                $50,000
                           ($1,000,000+($30,000-$10,000))
-------------------------------------------------------------------------------
      AFTER THE CHANGE               AFTER THE CHANGE            AFTER THE CHANGE
-------------------------------------------------------------------------------------
          $970,000                      $1,020,000                   $50,000
  ($1,000,000 + ($30,000 -          ($970,000+$50,000)
     $10,000) - $50,000)
-------------------------------------------------------------------------------------

IRS DEFINITION OF LIFE INSURANCE
The Policy should qualify as a life insurance contract as long as it satisfies either the guideline premium/cash value corridor test or the cash value accumulation test as defined under Section 7702 of the Internal Revenue Code. One of these tests is chosen on the application. If a test is not chosen, the Policy will comply with the guideline premium/cash value corridor test. Once a test is chosen, it cannot be changed on the Policy.

The guideline premium/cash value corridor test places limitations on the amount of premium payments that may be made and on policy values that can accumulate relative to the death benefit. Guideline premium limits are determined when the Policy is issued and can vary by the death benefit option chosen. Guideline premium limits will likely change due to any adjustment to the Policy.


If at any time a premium is paid which would result in total premiums exceeding the current guideline premium limits, we accept only that portion of the premium which would make the total premiums equal the guideline premium limits.


The cash value accumulation test does not place limitations on the amount of premium payments but limits the amount of policy values that can accumulate relative to the death benefit.


To satisfy either test, the ratio of the policy value to the death benefit must be at least as great as the applicable percentage shown in Appendix C. As the policy value increases, the minimum death benefit may be required to increase. Because the cost of insurance you pay is based in part on the amount of the death benefit, an increase in the death benefit increases the cost of insurance.


As compared to the cash value accumulation test, the guideline premium/cash value corridor test generally:
.. has smaller applicable percentages
.. lower minimum death benefit
.. lower cost of insurance charges
.. better policy value growth.

The smaller applicable percentages lead to a lower minimum death benefit and thus lower cost of insurance charges. Lower charges result in better policy value growth.


This may not be the result in all cases. The specifics of each Policy determine which test is more suitable. Illustrations using each of the tests will help you determine which test meets your objectives. An illustration may be obtained from your registered representative or by calling 1-800- 247-9988.


The table below demonstrates the minimum death benefit based on the test chosen. Policy value assumptions may not be realistic.


The example below is based on the following:
.. The insured is a male with an attained age of 45 at the time the Policy was issued. He dies at the beginning of the sixth policy year (attained age 50)

.. Face amount is $100,000
.. Death Benefit Option 1
.. Surrender value at the date of death is $25,000
.. The minimum death benefit under the guideline premium/cash value corridor test is $46,250 (assuming an applicable percentage of 185% x surrender value)
.. The minimum death benefit under the cash value accumulation test is $61,820
  (assuming an applicable percentage of 247.28%)

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                              MINIMUM           RISK USED IN
                                               DEATH        CALCULATING THE COST
                           FACE AMOUNT        BENEFIT       OF INSURANCE CHARGE
                           -----------        -------       --------------------
 Guideline
 Premium/Cash Value
 Corridor Test              $100,000          $46,250            $74,753.98
 Cash Value
 Accumulation Test          $100,000          $61,820            $74,753.98


Here's the same example, but with a surrender value of $75,000. Because the surrender value has increased, the minimum death benefit is now:
.. $138,750 for the guideline premium/cash value corridor test
.. $185,460 for the cash value accumulation test.

                        THE DEATH BENEFIT PAYABLE IS THE
                           LARGER OF THESE TWO AMOUNTS
                        ---------------------------------
                                                               NET AMOUNT AT
                                              MINIMUM           RISK USED IN
                                               DEATH        CALCULATING THE COST
                           FACE AMOUNT        BENEFIT       OF INSURANCE CHARGE
                           -----------        -------       --------------------
 Guideline
 Premium/Cash Value
 Corridor Test              $100,000          $138,750          $ 63,408.64
 Cash Value
 Accumulation Test          $100,000          $185,460          $110,003.73


Keep in mind that cost of insurance charges, which affect your Policy's value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, the cost of insurance increases. Policy value also varies depending on the performance of the investment options in your Policy.


All transactions will be subject to the limits as defined under Section 7702 of the Internal Revenue Code. A transaction may not be allowed, or an increase in face amount may be required, if the transaction would cause a refund of premium and/or distribution of the policy value in order to maintain compliance with the
Section 7702 limits.


MATURITY PROCEEDS
The maturity date is the policy anniversary where the insured's attained age is 100 and is shown on your current data pages. If the insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the net surrender value are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy's maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the insured's death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).


ADJUSTMENT OPTIONS
Increase in policy face amount
------------------------------
You may request an increase at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in policy face amount is $10,000.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.


We will approve your request if:
.. the insured is alive at the time of your request; and .. the attained age of the insured is 75 or less at the time of the request; and .. we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.

The increase in policy face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request. No examination offer period applies to an increase in policy face amount.


We calculate an "adjustment conditional receipt premium deposit" (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.


Any payment made with the adjustment application is held in our general account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge is moved to the divisions. Your current premium allocation percentages are used to make this allocation.


The cost of insurance charge will increase in the event of an increase in a Policy's face amount. If there is insufficient value to pay the higher charges after an increase in face amount, the Policy will lapse, unless the death benefit guarantee is in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in face amount.


Decrease in policy face amount
------------------------------
On or after the first policy anniversary, you may request a decrease in the policy face amount. No transaction fee is imposed on decreases in the policy face amount. A decrease is requested as follows:
.. the request must be made on an adjustment application;
.. the application must be signed by the owner(s);
.. the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and .. the decrease may not reduce the total face amount below $100,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.


POLICY VALUES
Your policy value is equal to the sum of the values in the divisions, the fixed account and loan account. The policy value:
.. increases as premiums are applied and interest is credited;
.. decreases as policy loans, partial surrenders and policy expenses are deducted; and
.. can increase or decrease as the investment experience of your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS


SURRENDERS
A request for surrender must be in writing. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION - Delay of Payments).


Full surrender
--------------
The Policy may be surrendered while the Policy is in effect. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the net surrender value.


Partial surrender
-----------------
On or after the first policy anniversary and prior to the maturity date, you may surrender a part of the net surrender value. The partial surrender may not be greater than 90% of the net policy value. A transaction fee of $25 is charged on each partial surrender after the second partial surrender in a policy year. The partial surrender may not decrease the total face amount to less than $100,000. Partial surrenders may negatively affect your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender plus any transaction fee. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The amount of the surrender and the transaction fee are deducted from your divisions and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender.

.. If Death Benefit Option 1 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the amount of the partial surrender that is not deemed to be a preferred partial surrender. In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount the partial surrender exceeds the difference between the death benefit and total face amount. If the total face amount had been increased, any reduction of the total face amount is made on a last in, first out basis.

    PREFERRED PARTIAL SURRENDER (PERTAINS ONLY IF DEATH BENEFIT OPTION 1 IS IN

    EFFECT) . During any policy year, 5% of the net policy value as of the end of the prior policy year may be surrendered without a subsequent decrease in the total face amount. Any amount surrendered in excess of 5% causes a reduction in the total face amount. The 5% preferred partial surrender privilege is not cumulative from year-to-year and cannot exceed $100,000 in any policy year or $250,000 over the life of the Policy.

    The maximum preferred partial surrender is equal to ((a) plus (b)) not to exceed (c) where:
    (a)is the amount of the surrender;
    (b)is the amount of any preferred partial surrenders in the same policy year; and
    (c)is 5% of the net policy value at the end of the prior policy year.

.. If the Death Benefit Option 2 is in effect, there is no reduction in the total face amount upon a partial surrender.


.. If the Death Benefit Option 3 is in effect and the death benefit equals the total face amount, the total face amount is reduced by the greater of (a) or
  (b) where:
    (a)is the amount by which the total partial surrenders exceed total premiums paid*; and
    (b)is zero.
    In situations where the death benefit is greater than the total face amount, the total face amount is reduced by the amount determined above which exceeds the difference between the death benefit and total face amount. If the total face amount has been increased, any reduction of the total face amount is made on a last in, first out basis.

    * Face amount reduction will be less if the face amount has already been reduced due to a prior partial surrender.

EXAMINATION OFFER (FREE-LOOK PROVISION)
It is important to us that you are satisfied with your policy. If you are not satisfied, your request to return the policy must be in writing. You may return your policy and written request to either your agent or our office before the later of (as determined by postmark):
  . 10 days after you receive the policy or, . such later date as specified by applicable state law

If you return this policy, we will refund your full premium in states where required. In states where permitted, we will refund the net policy value, which may be more or less than your premium.


LOANS


POLICY LOANS
While your Policy is in effect (but after the examination offer period) and has a net policy value, you may borrow money from us with the Policy as the security for the policy loan.
.. The maximum amount you may borrow is 90% of the net policy value as of the date we process the policy loan.
.. If telephone privileges apply, you may request a policy loan of $100,000 or less by calling us at 1-800-247-9988. If you do not have telephone privileges or are requesting a policy loan of more than $100,000, the request must be made in writing.
.. Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
.. Requests for policy loans from any joint owner are binding on all joint owners.
.. Policy loans may negatively affect your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

You are charged interest on your policy loan. During the first ten policy years, the interest rate is 5.00% per year. After policy year ten, the interest rate is 4.30% per year. If coverage is extended beyond the maturity date, the interest rate is 4.00% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be redeemed from the division(s) and redemption proceeds transferred to the loan account. Redemptions are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account. In addition, loan indebtedness is subtracted from:
.. death proceeds at the death of the insured;
.. surrender value upon full surrender or termination of a Policy; and .. maturity proceeds paid.

Policy loans and unpaid loan interest reduce your net policy value. If the net policy value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION AND REINSTATEMENT
- Policy Termination (Lapse)).


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


LOAN ACCOUNT
When a policy loan is taken, a loan account is established. An amount equal to the loan is transferred from your divisions and/or fixed account to your loan account. There are no restrictions on the divisions from which the loan amount can be transferred. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your divisions or the fixed account. If instructions are not provided, the redemptions are taken in the same proportion as the allocation used for the most recent monthly policy charge.

Your loan account earns interest from the date of transfer. The loan account interest rate is 4.00% per year. Interest accrues daily and is paid at the end of the policy year.

LOAN PAYMENTS
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:
.. policy loans may be repaid totally or in part;
.. repayments are allocated to the division(s) and/or the fixed account in the proportions used for allocation of premium payments;
.. payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding;
.. the repayments are allocated as of the valuation period in which we receive the repayment; and
.. repayments are to be sent to our service office.

POLICY TERMINATION AND REINSTATEMENT


POLICY TERMINATION (LAPSE)
If the net policy value on any monthly date is less than the monthly policy charge, a 61-day grace period begins. The grace period begins when we send a notice of pending lapse. The notice:
.. is mailed to your last known post office address;
.. shows the minimum payment required to keep the Policy in force; and .. shows the 61-day period during which we will accept the required payment.

The minimum payment required is (a) plus ((b) divided by (c)) where:
    (a) is the amount by which the net policy value is less than zero before deducting the month policy charge on the monthly date preceding the grace period;
    (b) is three monthly policy charges; and
    (c) is 1 minus the maximum premium expense charge.
  . The maximum premium expense charge on premiums paid (up to target premium) is:
    . in the first policy year: 7.95% of premium (4.50% sales charge; 3.45%
      federal, state and local taxes)
    . in policy years 2 through 5: 10.45% of premium (7.00% sales charge; 3.45%
      federal, state and local taxes)
    . in policy years 5 through 10: 6.45% of premium (3.00% sales charge; 3.45%
      federal, state and local taxes)
    . after policy year 10: 3.45% of premium (3.45% federal, state and local taxes)
  . The maximum premium expense charge on premiums paid over target premium (in all policy years) is 3.45% of premium (3.45% federal, state and local taxes)

Grace Period
------------
The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will lapse without value.

The required premium is intended to reimburse us for the monthly policy charges during the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.


The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the end of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
.. all monthly policy charges due and unpaid at the death of the insured; and
.. any loan indebtedness.

The Policy also terminates when:
.. the Policy is surrendered;
.. death proceeds are paid; or
.. maturity proceeds are paid.
When the Policy terminates, all of the owner's Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.

NOTE: The state of Florida requires that the net surrender value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

REINSTATEMENT
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
.. prior to the maturity date and while the insured is alive;
.. upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
.. if you make a payment of a reinstatement premium; and .. if the application for reinstatement is mailed to us within three years of the
  Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Policy Termination (Lapse) section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).


We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our general account without interest until the reinstatement date. If the reinstatement is approved, they are allocated to your selected division(s) and/or the fixed account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.


If you reinstate your Policy, the premium expense charge is calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in this calculation.


TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE: DUE TO THE COMPLEXITY OF THESE RULES AND BECAUSE THEY ARE AFFECTED BY THE
     FACTS AND CIRCUMSTANCES OF EACH POLICY, YOU SHOULD CONSULT WITH LEGAL AND TAX COUNSEL AND OTHER COMPETENT ADVISORS REGARDING THESE MATTERS.

TAXATION OF DEATH PROCEEDS
The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code. However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.

TAXATION OF MATURITY PROCEEDS
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than the remaining premiums paid (premiums paid less partial surrenders and premium refunds; not less than zero). The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

TAXATION OF GROWTH IN POLICY VALUE
Any increase in policy value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under
Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

TAXATION OF POLICY SURRENDERS AND PARTIAL SURRENDERS
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders. If within the first fifteen policy years, you make a partial surrender with a corresponding reduction in the total fact amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.


Transfers between the division(s) are not considered as distributions from the Policy and would not be considered taxable income.


NOTE: The tax treatment of partial surrenders described above also applies to preferred partial surrenders.

TAXATION OF POLICY LOANS AND LOAN INTEREST
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.


If the Policy lapses with an outstanding loan balance, there may be tax consequences.


TAXATION OF CHANGE OF OWNER
If an ownership change occurs, the taxable amount is calculated by taking the policy value less net premiums paid.

A transfer of ownership by gift is not subject to income tax unless there is loan indebtedness that exceeds net premiums paid. A transfer of ownership by gift may have gift tax implications.


TAXATION OF CHANGE OF INSURED
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is the difference between the policy value and the net premiums paid.

MODIFIED ENDOWMENT CONTRACT STATUS
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is .. made after the owner attains age 591/2; or .. attributable to the taxpayer becoming disabled; or .. part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.


TAXATION OF EXCHANGE OR ASSIGNMENT OF POLICIES
A change of policy, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner.

CORPORATE ALTERNATIVE MINIMUM TAX
Ownership of a Policy by certain corporations may affect the owner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to "Small Corporations" as defined by Section 55(c) of the Internal Revenue. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996, with gross receipts not exceeding $7,500,000 after the first taxable year, will meet this definition.

SPECIAL CONSIDERATIONS FOR CORPORATIONS
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy. For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

OTHER TAX ISSUES
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.

WITHHOLDING
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

GENERAL PROVISIONS


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the underlying mutual funds by;
  . forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the underlying mutual funds; and .. Increase expenses of the underlying mutual fund and separate account due to;
  . increased broker-dealer commissions; and

  . increased recordkeeping and related costs.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
.. Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1/st/ class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the number of unscheduled transfer during a Contract year to no more than 12;
.. Requiring a holding period of a minimum of thirty days before permitting transfers among the divisions where there is evidence of at least one round-trip transaction by the owner; and
.. Taking such other action as directed by the underlying mutual fund.

The underlying mutual funds have reserved the right to accept or reject, without prior written notice, any transfer requests.


In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.


PURCHASE PROCEDURES
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum total face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum total face amount. The increased minimum face amount would apply only to Policies issued after the effective date of the increase.


To issue a Policy, we require that the age of the insured be 75 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:
.. furnish satisfactory evidence of insurability of the insured; and .. meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, a payment must be sent with the completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by your registered representative. If this amount is submitted with the application, a conditional receipt may be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.


We reserve the right to reject any application or related premium if we determine that our underwriting guidelines, suitability rules or procedures have not been met.


Important Information about Procedures
--------------------------------------
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


Policy Date
-----------
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates are dated on the 28th of the same month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. The policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.

Upon specific request and our approval, the Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.


Effective Date
--------------
The Policy date and the effective date are the same unless:
.. a backdated Policy date is requested; or .. a Policy is applied for on a COD basis (the effective date is the date we receive at least one monthly policy charge).

The insurance coverage does not take effect until you actually receive the Policy. If the insured was to die before the owner actually receives the Policy, there is no coverage under the Policy (coverage is determined solely under the terms of conditional receipt, if any).


STATEMENT OF VALUES
You will receive an annual statement once each policy year. The statement will show:
.. current death benefit;
.. current policy value and net surrender value;
.. all premiums paid since the last statement;
.. all charges since the last statement;
.. any loan indebtedness;
.. any partial surrenders since the last statement;
.. the number of units and unit value;
.. total value of each of the divisions and of the fixed account;
.. designated beneficiary(ies); and
.. all riders included in the Policy.

At any time, you may request a free current statement by telephoning 1-800-247-9988.


We also send you the reports required by the Investment Company Act of 1940 (as amended).


SERVICES AVAILABLE VIA THE TELEPHONE
If you elect telephone privileges, instructions for the following transactions may be given to us via the telephone:
.. change in allocations of future premium payments;
.. change in allocation of the monthly policy charge;
.. change to your APR instructions;
.. change to your scheduled transfer instructions;
.. unscheduled transfers; and
.. request for a policy loan (of $100,000 or less).

Instructions:
.. may be given by calling us at 1-800-247-9988 between 8 a.m. and 5 p.m. Eastern
  Time on any day that the NYSE is open;

.. must be received by us before the close of the NYSE (generally 4:00 p.m.
  Eastern Time) to be effective the day they are given;
.. are effective the next business day if not received until after the close of the NYSE.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction instructions, the Separate Account and the Company reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner's address of record.


MISSTATEMENT OF AGE OR GENDER
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

NON-PARTICIPATING POLICY
The Policies do not share in any divisible surplus of the Company.

INCONTESTABILITY
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

INDEPENDENT AUDITORS
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

APPENDIX A - SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AIM V.I. AGGRESSIVE GROWTH DIVISION

              INVESTS IN: AIM V.I. Aggressive Growth Fund - Series I
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth from
                securities of companies expected to achieve accelerated earnings growth.

INVESCO VIF - CORE EQUITY DIVISION

              INVESTS IN: INVESCO VIF - Core Equity Fund - Series I
              INVESTMENT ADVISOR: INVESCO Funds Group
              INVESTMENT OBJECTIVE: seeks high current income, with a secondary goal of long-term capital growth. The Fund invests in a mix of equity securities and debt securities.

AIM V.I. DYNAMICS DIVISION

              INVESTS IN: AIM V.I. Dynamics Fund - Series I
              INVESTMENT ADVISOR: INVESCO Funds Group
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in equity securities.

AIM V.I. HEALTH SCIENCES DIVISION

              INVESTS IN: AIM V.I. Health Sciences Fund - Series I INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth. The Fund invests primarily in equity securities.

AIM V.I. INTERNATIONAL GROWTH DIVISION

              INVESTS IN: AIM V.I. International Growth Fund - Series I INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: pursues long-term capital growth from international equities considered to have strong earnings momentum.

AIM V.I. PREMIER EQUITY DIVISION

              INVESTS IN: AIM V.I. Premier Equity Fund - Series I
              INVESTMENT ADVISOR: A I M Advisors, Inc.

              INVESTMENT OBJECTIVE: seeks long-term growth of capital. Income is a secondary objective. The Fund invests primarily in equity securities.

AIM V.I. SMALL COMPANY GROWTH DIVISION

              INVESTS IN: AIM V.I. Small Company Growth Fund - Series I INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in small-capitalization companies.

AIM V.I. TECHNOLOGY DIVISION

              INVESTS IN: AIM V.I. Technology Fund - Series I
              INVESTMENT ADVISOR: A I M Advisors, Inc.
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in equity securities and equity related instruments of companies engaged in technology related industries.

AMERICAN CENTURY VP INCOME & GROWTH DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Income &
                Growth Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

AMERICAN CENTURY VP INTERNATIONAL DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP
                International Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth around the world by investing in stocks of foreign companies.

AMERICAN CENTURY VP ULTRA DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. Ultra Fund
                - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks long-term capital growth by investing primarily in stocks of U.S. companies.

AMERICAN CENTURY VP VALUE DIVISION

              INVESTS IN: American Century Variable Portfolios, Inc. VP Value
                Fund - Class II
              INVESTMENT ADVISOR: American Century Investment Management, Inc. INVESTMENT OBJECTIVE: seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

DREYFUS IP CORE VALUE DIVISION

              INVESTS IN: Dreyfus Investment Portfolios Core Value Portfolio -
                Service Class
              INVESTMENT ADVISOR: The Boston Company through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term capital growth as a primary objective, with current income as a secondary objective. Invests primarily in equity securities of large-cap value companies.

DREYFUS IP FOUNDERS DISCOVERY DIVISION

              INVESTS IN: Dreyfus Investment Portfolios Founders Discovery
                Portfolio - Initial Class
              INVESTMENT ADVISOR: Founders Asset Management LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks capital appreciation. To pursue this goal, the portfolio invests primarily in equity securities of small, U.S. based companies which are characterized as "growth" companies.

DREYFUS IP FOUNDERS GROWTH DIVISION

              INVESTS IN: Dreyfus Investment Portfolios Founders Growth
                Portfolio - Initial Class
              INVESTMENT ADVISOR: Founders Asset Management LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks capital appreciation by investing in stocks of small-cap growth companies.

DREYFUS SOCIALLY RESPONSIBLE GROWTH DIVISION

              INVESTS IN: Dreyfus Socially Responsible Growth Fund, Inc. -
                Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks capital growth by investing primarily in large-cap stocks that meet certain financial as well as social criteria.

DREYFUS VIF APPRECIATION DIVISION

              INVESTS IN: Dreyfus Variable Investment Fund Appreciation
                Portfolio - Service Class
              INVESTMENT ADVISOR: Fayez Sarofim & Co. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term capital growth by investing in common stocks.

DREYFUS VIF DEVELOPING LEADERS DIVISION (FORMERLY DREYFUS VIF SMALL CAP
DIVISION)

              INVESTS IN: Dreyfus Investment Portfolios Developing Leaders
                Portfolio - Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks capital appreciation by investing in the stocks of companies with small market capitalizations.

DREYFUS VIF QUALITY BOND DIVISION

              INVESTS IN: Dreyfus Variable Investment Portfolios Quality Bond
                Fund - Service Class
              INVESTMENT ADVISOR: The Dreyfus Corporation
              INVESTMENT OBJECTIVE: seeks to maximize current income consistent with the preservation of capital and maintenance of liquidity by investing in fixed-income securities.

FIDELITY VIP ASSET MANAGER DIVISION

              INVESTS IN: Fidelity VIP Asset Manager Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

FIDELITY VIP CONTRAFUND DIVISION

              INVESTS IN: Fidelity VIP Contrafund Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term capital appreciation.

FIDELITY VIP EQUITY-INCOME DIVISION

              INVESTS IN: Fidelity VIP Equity-Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goad is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP GROWTH DIVISION

              INVESTS IN: Fidelity VIP Growth Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks to achieve capital appreciation.

FIDELITY VIP HIGH INCOME DIVISION

              INVESTS IN: Fidelity VIP High Income Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks a high level of current income while also considering growth of capital. The fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

FIDELITY VIP MID CAP DIVISION

              INVESTS IN: Fidelity VIP Mid Cap Portfolio - Service Class 2 INVESTMENT ADVISOR: Fidelity Management & Research Company INVESTMENT OBJECTIVE: seeks long-term growth of capital.

FRANKLIN INCOME SECURITIES DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Income Securities Fund -
                Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments
              INVESTMENT OBJECTIVE: seeks to maximize income, while maintaining prospects for capital appreciation. The portfolio invests in debit and equity securities, including lower-rated "junk bonds." May also invest in foreign securities, including emerging markets.

FRANKLIN MUTUAL DISCOVERY DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Mutual Discovery
                Securities Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments
              INVESTMENT OBJECTIVE: seeks long-term capital appreciation. The
                Fund invests primarily in common stocks of U.S. and foreign companies the manager believes are undervalued.

FRANKLIN MUTUAL SHARES DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Mutual Shares Securities
                Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments
              INVESTMENT OBJECTIVE: seeks capital appreciation with income as a secondary goal by emphasizing investments in equity securities of larger and medium-sized companies.

FRANKLIN RISING DIVIDENDS DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Rising Dividends
                Securities Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments
              INVESTMENT OBJECTIVE: seeks long-term capital appreciation by investing primarily in financially sound companies that have paid rising dividends.

FRANKLIN SMALL CAP VALUE SECURITIES DIVISION

              INVESTS IN: Franklin Templeton VIP Trust Small Cap Value
                Securities Fund - Class 2
              INVESTMENT ADVISOR: Franklin Templeton Investments
              INVESTMENT OBJECTIVE: seeks long term total return. The portfolio invests primarily in securities of companies which the manager believes are selling substantially below the underlying value of the assets or private market value.

JANUS ASPEN BALANCED DIVISION

              INVESTS IN: Janus Aspen Series Balanced Portfolio - Service Shares INVESTMENT ADVISOR: Janus Capital Management LLC
              INVESTMENT OBJECTIVE: seeks long-term growth of capital,
                consistent with preservation of capital and balanced by current income.

JANUS ASPEN CORE EQUITY DIVISION

              INVESTS IN: Janus Aspen Series Core Equity Portfolio - Service
                Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by normally investing at least 80% of its net assets in equity securities selected for their growth potential.

JANUS ASPEN FLEXIBLE BOND DIVISION (PREVIOUSLY THE JANUS ASPEN FLEXIBLE INCOME DIVISION

              INVESTS IN: Janus Aspen Series Flexible Bond Portfolio - Service
                Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC
              INVESTMENT OBJECTIVE: seeks to obtain maximum total return, consistent with preservation of capital by primarily investing in a wide variety of income producing securities such as corporate bonds and notes, government securities and preferred stock.

JANUS ASPEN INTERNATIONAL GROWTH DIVISION

              INVESTS IN: Janus Aspen Series International Growth Portfolio -
                Service Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing at least 80% of net assets in securities of issuers from at least five different countries, excluding the United States.

JANUS ASPEN MID CAP GROWTH DIVISION

              INVESTS IN: Janus Aspen Series Mid Cap Growth Portfolio - Service
                Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC
              INVESTMENT OBJECTIVE: seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 80% of its net assets in equity securities of medium-sized companies.

JANUS ASPEN WORLDWIDE GROWTH DIVISION

              INVESTS IN: Janus Aspen Series Worldwide Growth Portfolio -
                Service Shares
              INVESTMENT ADVISOR: Janus Capital Management LLC
              INVESTMENT OBJECTIVE: seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world.

JP MORGAN BOND DIVISION

              INVESTS IN: JP Morgan Bond Series Trust II - Bond Portfolio INVESTMENT ADVISOR: JP Morgan Fleming Asset Management
              INVESTMENT OBJECTIVE: seeks to provide a steady stream of current income and to maintain liquidity.

JP MORGAN SMALL COMPANY DIVISION

              INVESTS IN: JP Morgan Small Company Series Trust II - Small
                Company Portfolio
              INVESTMENT ADVISOR: JP Morgan Fleming Asset Management
              INVESTMENT OBJECTIVE: seeks long-term growth of capital from small company stocks.

MFS VIT EMERGING GROWTH DIVISION

              INVESTS IN: MFS VIT Emerging Growth Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks emerging growth companies for long-term growth of capital.

MFS VIT MIDCAP GROWTH DIVISION

              INVESTS IN: MFS VIT MidCap Growth Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks long-term growth of capital from mid-capitalization company stocks.

MFS VIT NEW DISCOVERY DIVISION

              INVESTS IN: MFS VIT New Discovery Series - Service Class INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks long-term growth potential from small company stocks.

MFS VIT VALUE DIVISION

              INVESTS IN: MFS VIT Value Series - Service Class
              INVESTMENT ADVISOR: Massachusetts Financial Services Company INVESTMENT OBJECTIVE: seeks undervalued income producing stocks with capital appreciation potential.

NEUBERGER BERMAN AMT GUARDIAN DIVISION

              INVESTS IN: Neuberger Berman AMT Guardian Portfolio INVESTMENT ADVISOR: Neuberger Berman Management Inc. INVESTMENT OBJECTIVE: seeks long-term growth of capital and, secondarily, current income by primarily investing in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies.

BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Bond Account INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

CAPITAL VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Capital Value
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

DIVERSIFIED INTERNATIONAL DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Diversified
                International Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

EQUITY GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Equity Growth
                Account
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

GOVERNMENT SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Government
                Securities Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek a high level of current income, liquidity and safety of principal.

GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Growth Account INVESTMENT ADVISOR: Columbus Circle Investors through a sub-advisory agreement

              INVESTMENT OBJECTIVE: to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

INTERNATIONAL SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                SmallCap Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LARGECAP BLEND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Blend
                Account
              INVESTMENT ADVISOR: T. Rowe Price Associates, Inc. through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks long-term growth of capital.

LARGECAP GROWTH EQUITY DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Growth
                Equity Account
              INVESTMENT ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in stocks of U.S. companies, with a focus on growth stocks.

LARGECAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - LargeCap Value
                Account
              INVESTMENT ADVISOR: Alliance Capital Management L.P. through its
                Bernstein Investment Research and Management unit through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital.

LIMITED TERM BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Limited Term Bond
                Account
              INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide current income.

MIDCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MIDCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Growth
                Account
              INVESTMENT ADVISOR: The Dreyfus Corporation through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MIDCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Value
                Account
              INVESTMENT ADVISOR: Neuberger Berman Management, Inc. through a sub-advisory agreement.
              INVESTMENT OBJECTIVE: seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MONEY MARKET DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Money Market
                Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

REAL ESTATE SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Real Estate
                Securities Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek to generate a high total return. The
                Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

SMALLCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Account INVESTMENT ADVISOR: Principal Global Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SMALLCAP GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Growth
                Account
              INVESTMENT ADVISOR: Emerald Advisors, Inc. through a sub-advisory agreement and
                UBS Global Asset Management (Americas) Inc. through a sub-advisory agreement

              INVESTMENT OBJECTIVE: to seek long-term growth of capital. The
                Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SMALLCAP VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - SmallCap Value
                Account
              INVESTMENT ADVISOR: J.P. Morgan Investment Management, Inc.
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

PUTNAM VT GROWTH & INCOME DIVISION

              INVESTS IN: Putnam VT Growth & Income Fund - Class IB
              INVESTMENT ADVISOR: Putnam Investment Management, LLC
              INVESTMENT OBJECTIVE: seeks capital growth and current income by investing mainly in common stocks of U.S. companies.

PUTNAM VT INTERNATIONAL EQUITY DIVISION

              INVESTS IN: Putnam VT International Equity Fund - Class IB INVESTMENT ADVISOR: Putnam Investment Management, LLC INVESTMENT OBJECTIVE: seeks capital appreciation by investing mainly in common stocks of companies outside the U.S.

PUTNAM VT VOYAGER DIVISION

              INVESTS IN: Putnam VT Voyager Fund - Class IB
              INVESTMENT ADVISOR: Putnam Investment Management, LLC INVESTMENT OBJECTIVE: seeks capital appreciation by investing primarily in common stocks of U.S. companies.

VANGUARD VIF BALANCED DIVISION

              INVESTS IN: Vanguard VIF Balanced Portfolio
              INVESTMENT ADVISOR: Wellington Management Company
              INVESTMENT OBJECTIVE: seeks a reasonable level of income with conservation of capital. The Portfolio invests primarily in common stocks of large and medium size companies.

VANGUARD VIF EQUITY INDEX DIVISION

              INVESTS IN: Vanguard VIF Equity Index Portfolio
              INVESTMENT ADVISOR: Vanguard Quantitative Equity Group
              INVESTMENT OBJECTIVE: seeks long-term growth of capital and income to match the performance of a broad-based market index of stocks of large U.S. companies.

VANGUARD VIF MIDCAP INDEX DIVISION

              INVESTS IN: Vanguard VIF MidCap Index Portfolio
              INVESTMENT ADVISOR: Vanguard Quantitative Equity Group INVESTMENT OBJECTIVE: seeks long-term growth of capital by attempting to match the performance of a broad-based market index of medium size U.S. Companies.

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Asset Allocation Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to earn long-term total return consistent with reasonable risk. The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities.

WELLS FARGO ADVANTAGE VT EQUITY INCOME DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Equity Income Fund INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation and above average dividend income. The Fund invests in common stocks of large U.S. companies.

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH DIVISION

              INVESTS IN: Wells Fargo Advantage VT Funds Large Company Growth
                Fund
              INVESTMENT ADVISOR: Wells Capital Management Incorporated through a sub-advisory agreement
              INVESTMENT OBJECTIVE: seeks to provide long-term capital
                appreciation. The Fund invests in common stocks of large U.S. companies.

APPENDIX B - TARGET PREMIUM

 TARGET PREMIUM RATES (PER $1,000 OF POLICY FACE AMOUNT) - MALE
           PREFERRED OR
 CLASS:      STANDARD      A       B       C       D       E       F       G        H
  AGE:         100%       150%    175%    200%    250%    300%    350%    400%     500%
    0          14.01      17.46   19.01   20.48   23.22   25.76   28.14   30.40    34.62
    1          13.90      17.16   18.61   19.98   22.50   24.82   26.97   29.00    32.74
    2          14.30      17.61   19.08   20.46   23.02   25.35   27.53   29.56    33.32
    3          14.72      18.10   19.59   20.99   23.58   25.95   28.14   30.20    33.99
    4          15.16      18.60   20.12   21.55   24.18   26.57   28.79   30.87    34.69
    5          15.63      19.14   20.69   22.14   24.80   27.23   29.48   31.58    35.44
    6          16.12      19.71   21.29   22.76   25.48   27.94   30.22   32.35    36.25
    7          16.63      20.31   21.92   23.43   26.19   28.71   31.02   33.19    37.14
    8          17.18      20.95   22.60   24.14   26.97   29.53   31.89   34.09    38.12
    9          17.76      21.63   23.32   24.90   27.79   30.41   32.83   35.08    39.18
   10          18.37      22.34   24.08   25.70   28.67   31.35   33.82   36.12    40.32
   11          19.00      23.09   24.88   26.54   29.59   32.34   34.88   37.24    41.54
   12          19.66      23.87   25.70   27.41   30.54   33.37   35.98   38.40    42.81
   13          20.33      24.66   26.55   28.30   31.52   34.42   37.09   39.58    44.11
   14          21.01      25.46   27.39   29.20   32.49   35.46   38.20   40.74    45.38
   15          21.70      26.25   28.24   30.08   33.44   36.48   39.27   41.87    46.60
   16          22.39      27.04   29.07   30.95   34.38   37.47   40.31   42.95    47.76
   17          23.07      27.83   29.89   31.80   35.29   38.42   41.30   43.97    48.84
   18          23.77      28.61   30.70   32.64   36.17   39.35   42.25   44.95    49.85
   19          24.47      29.39   31.52   33.48   37.05   40.26   43.19   45.90    50.82
   20          25.19      30.19   32.35   34.34   37.94   41.17   44.12   46.84    51.77
   21          25.93      31.02   33.20   35.21   38.85   42.11   45.07   47.80    52.74
   22          26.71      31.87   34.08   36.12   39.80   43.07   46.05   48.79    53.73
   23          27.51      32.77   35.01   37.08   40.79   44.09   47.09   49.84    54.79
   24          28.36      33.71   35.99   38.08   41.84   45.17   48.18   50.95    55.91
   25          29.24      34.70   37.01   39.14   42.94   46.31   49.35   52.14    57.12
   26          30.18      35.74   38.10   40.26   44.12   47.53   50.60   53.41    58.43
   27          31.15      36.84   39.24   41.44   45.37   48.83   51.94   54.78    59.84
   28          32.18      37.99   40.45   42.69   46.68   50.20   53.35   56.23    61.34
   29          33.24      39.20   41.70   43.99   48.06   51.64   54.84   57.76    62.94
   30          34.36      40.46   43.02   45.35   49.51   53.15   56.41   59.37    64.63
   31          35.51      41.77   44.39   46.78   51.02   54.73   58.05   61.06    66.40
   32          36.72      43.13   45.81   48.26   52.59   56.37   59.75   62.82    68.25
   33          37.97      44.55   47.30   49.79   54.22   58.09   61.53   64.66    70.19
   34          39.26      46.01   48.83   51.39   55.91   59.86   63.38   66.57    72.21
   35          40.60      47.53   50.42   53.04   57.67   61.71   65.30   68.56    74.31
   36          41.99      49.10   52.06   54.74   59.49   63.61   67.29   70.62    76.49
   37          43.42      50.72   53.76   56.51   61.36   65.59   69.35   72.75    78.75
   38          44.90      52.40   55.51   58.32   63.30   67.62   71.47   74.95    81.09
   39          46.42      54.12   57.31   60.20   65.29   69.71   73.65   77.21    83.50
   40          47.99      55.89   59.16   62.12   67.33   71.86   75.89   79.54    85.98
   41          49.60      57.71   61.06   64.09   69.43   74.07   78.19   81.93    88.52
   42          51.25      59.57   63.00   66.11   71.58   76.32   80.54   84.36    91.13
   43          52.96      61.48   65.00   68.18   73.78   78.63   82.95   86.87    93.80
   44          54.70      63.44   67.04   70.30   76.02   81.00   85.42   89.43    96.54
   45          56.49      65.45   69.14   72.47   78.33   83.42   87.95   92.06    99.36
   46          58.34      67.51   71.28   74.69   80.69   85.90   90.54   94.75   102.25
   47          60.23      69.62   73.49   76.97   83.12   88.45   93.21   97.53   105.23
   48          62.17      71.79   75.75   79.32   85.61   91.08   95.96  100.40   108.33
   49          64.17      74.03   78.09   81.75   88.19   93.80   98.82  103.39   111.57
   50          66.23      76.34   80.49   84.25   90.86   96.63  101.79  106.50   114.97
   51          68.36      78.72   82.99   86.84   93.63   99.57  104.90  109.78   118.57
   52          70.54      81.18   85.55   89.51   96.50  102.62  108.13  113.19   122.35
   53          72.79      83.70   88.20   92.26   99.47  105.79  111.50  116.76   126.32
   54          75.09      86.29   90.91   95.09  102.52  109.06  114.99  120.46   130.47
   55          77.44      88.94   93.68   97.99  105.66  112.43  118.58  124.29   134.79
   56          79.85      91.65   96.53  100.97  108.88  115.90  122.31  128.27   139.30
   57          82.31      94.43   99.45  104.02  112.20  119.49  126.16  132.41   144.02
   58          84.85      97.29  102.46  107.18  115.66  123.23  130.21  136.76   149.03
   59          87.45     100.25  105.59  110.47  119.27  127.18  134.49  141.40   154.41
   60          90.15     103.34  108.86  113.92  123.08  131.36  139.07  146.38   160.24
   61          92.94     106.55  112.27  117.54  127.11  135.82  143.97  151.75   166.61
   62          95.82     109.89  115.85  121.34  131.38  140.58  149.24  157.55   173.56
   63          98.80     113.38  119.58  125.33  135.89  145.64  154.89  163.81   181.13
   64         101.86     116.99  123.47  129.50  140.64  151.01  160.91  170.52   189.31
   65         105.01     120.73  127.51  133.85  145.64  156.69  167.31  177.69   198.14
   66         108.26     124.61  131.71  138.39  150.89  162.70  174.13  185.36   207.65
   67         111.61     128.66  136.13  143.18  156.47  169.13  181.46  193.66   218.00
   68         115.10     132.93  140.81  148.28  162.47  176.10  189.46  202.74   229.42
   69         118.77     137.49  145.83  153.80  169.03  183.77  198.33  212.87   242.24
   70         122.66     142.40  151.29  159.83  176.28  192.34  208.29  224.30   256.82
   71         126.79     147.71  157.25  166.45  184.33  201.93  219.52  237.27   273.45
   72         131.16     153.45  163.72  173.70  193.25  212.64  232.15  251.91   292.35
   73         135.77     159.60  170.71  181.58  203.03  224.49  246.21  268.28   313.58
   74         140.58     166.11  178.16  190.02  213.61  237.39  261.58  286.25   336.96
   75         145.57     172.96  186.03  198.99  224.93  251.27  278.18  305.68   362.27
   76         150.74     180.13  194.33  208.48  236.99  266.10  295.95  326.50   389.34
   77         156.12     187.70  203.12  218.56  249.86  281.97  314.97  348.75   418.10
   78         161.78     195.78  212.55  229.41  263.76  299.12  335.47  372.66   448.73
   79         167.86     204.58  222.85  241.31  279.06  317.99  357.99  398.81   481.90
   80         174.46     214.29  234.29  254.57  296.15  339.07  383.08  427.84   518.41
   81         181.65     225.06  247.05  269.41  315.35  362.75  411.19  460.25   558.95
   82         189.49     236.99  261.24  285.98  336.88  389.29  442.67  496.49   604.23
   83         197.93     250.03  276.85  304.26  360.68  418.66  477.46  536.54   654.37
   84         206.88     264.04  293.66  323.99  386.40  450.36  514.99  579.70   708.53
   85         216.26     278.86  311.49  344.93  413.70  483.92  554.63  625.27   765.84
   86         226.03     294.40  330.19  366.89  442.23  518.89  595.84  672.60   825.38
   87         236.21     310.64  349.73  389.81  471.87  555.05  638.32  721.36   886.67
   88         246.89     327.68  370.20  413.73  502.59  592.31  681.98  771.40   948.68
   89         258.28     345.78  391.83  438.88  534.56  630.83  726.96  822.88   980.64
   90         270.83     365.46  415.14  465.74  568.21  671.03  773.74  876.26   980.64

 TARGET PREMIUM RATES (PER $1,000 OF POLICY FACE AMOUNT) - FEMALE
           PREFERRED OR
 CLASS:      STANDARD      A       B       C       D       E       F       G        H
  AGE:         100%       150%    175%    200%    250%    300%    350%    400%     500%
    0          11.53      14.34   15.61   16.82   19.08   21.19   23.17   25.05    28.58
    1          11.53      14.22   15.43   16.58   18.71   20.67   22.51   24.25    27.47
    2          11.85      14.59   15.82   16.98   19.13   21.12   22.97   24.72    27.95
    3          12.20      14.99   16.24   17.42   19.60   21.61   23.49   25.25    28.51
    4          12.57      15.42   16.69   17.88   20.10   22.14   24.04   25.82    29.11
    5          12.96      15.86   17.15   18.37   20.63   22.69   24.62   26.42    29.74
    6          13.36      16.33   17.64   18.88   21.18   23.28   25.22   27.05    30.41
    7          13.79      16.82   18.16   19.43   21.76   23.90   25.88   27.73    31.14
    8          14.23      17.33   18.71   20.00   22.38   24.55   26.56   28.45    31.90
    9          14.70      17.87   19.28   20.60   23.03   25.24   27.29   29.21    32.72
   10          15.18      18.44   19.88   21.23   23.71   25.97   28.06   30.01    33.58
   11          15.69      19.03   20.50   21.88   24.42   26.73   28.87   30.85    34.49
   12          16.22      19.64   21.16   22.57   25.17   27.53   29.71   31.74    35.45
   13          16.76      20.28   21.83   23.28   25.93   28.35   30.57   32.64    36.42
   14          17.33      20.93   22.52   24.00   26.72   29.19   31.46   33.57    37.43
   15          17.90      21.60   23.23   24.75   27.53   30.04   32.36   34.51    38.44
   16          18.50      22.29   23.96   25.51   28.35   30.91   33.28   35.47    39.46
   17          19.11      23.00   24.70   26.28   29.18   31.80   34.21   36.44    40.50
   18          19.74      23.72   25.46   27.08   30.04   32.71   35.15   37.42    41.55
   19          20.39      24.47   26.24   27.90   30.92   33.64   36.13   38.44    42.62
   20          21.06      25.23   27.05   28.74   31.82   34.59   37.13   39.47    43.72
   21          21.76      26.03   27.89   29.61   32.75   35.57   38.15   40.54    44.85
   22          22.48      26.85   28.75   30.51   33.72   36.59   39.22   41.64    46.01
   23          23.22      27.71   29.65   31.45   34.72   37.65   40.32   42.78    47.22
   24          24.00      28.59   30.58   32.42   35.76   38.74   41.46   43.97    48.48
   25          24.80      29.51   31.54   33.42   36.83   39.87   42.64   45.19    49.78
   26          25.64      30.46   32.54   34.47   37.94   41.05   43.87   46.47    51.13
   27          26.50      31.45   33.58   35.55   39.10   42.27   45.14   47.78    52.52
   28          27.40      32.47   34.65   36.66   40.30   43.53   46.46   49.15    53.97
   29          28.33      33.53   35.76   37.82   41.53   44.83   47.82   50.56    55.47
   30          29.29      34.63   36.91   39.02   42.81   46.18   49.23   52.02    57.02
   31          30.29      35.76   38.10   40.26   44.14   47.58   50.69   53.53    58.62
   32          31.32      36.93   39.33   41.54   45.51   49.02   52.19   55.09    60.27
   33          32.39      38.15   40.61   42.87   46.92   50.51   53.75   56.71    61.99
   34          33.50      39.41   41.93   44.24   48.40   52.07   55.38   58.40    63.79
   35          34.64      40.71   43.30   45.67   49.92   53.67   57.05   60.14    65.64
   36          35.83      42.06   44.71   47.14   51.50   55.34   58.80   61.96    67.58
   37          37.06      43.46   46.17   48.66   53.12   57.06   60.60   63.83    69.58
   38          38.32      44.89   47.68   50.23   54.80   58.82   62.44   65.75    71.63
   39          39.62      46.36   49.22   51.83   56.51   60.63   64.34   67.72    73.74
   40          40.96      47.87   50.80   53.47   58.26   62.47   66.27   69.72    75.88
   41          42.33      49.41   52.41   55.15   60.04   64.35   68.22   71.76    78.05
   42          43.73      50.99   54.05   56.85   61.85   66.25   70.20   73.81    80.24
   43          45.17      52.59   55.72   58.58   63.69   68.17   72.21   75.89    82.44
   44          46.64      54.23   57.43   60.35   65.56   70.14   74.25   78.00    84.68
   45          48.15      55.92   59.18   62.16   67.47   72.13   76.33   80.15    86.97
   46          49.70      57.64   60.97   64.01   69.42   74.18   78.45   82.34    89.29
   47          51.30      59.41   62.81   65.91   71.42   76.27   80.62   84.59    91.68
   48          52.95      61.23   64.70   67.86   73.48   78.42   82.85   86.90    94.14
   49          54.64      63.10   66.64   69.86   75.59   80.63   85.15   89.28    96.67
   50          56.38      65.02   68.63   71.91   77.76   82.89   87.51   91.72    99.28
   51          58.16      66.99   70.67   74.02   79.98   85.22   89.93   94.23   101.96
   52          60.00      69.01   72.77   76.19   82.26   87.60   92.41   96.81   104.73
   53          61.89      71.08   74.91   78.40   84.60   90.04   94.95   99.45   107.56
   54          63.81      73.19   77.09   80.64   86.96   92.51   97.52  102.12   110.41
   55          65.79      75.34   79.32   82.93   89.36   95.02  100.12  104.81   113.30
   56          67.80      77.54   81.58   85.26   91.81   97.56  102.77  107.55   116.23
   57          69.88      79.79   83.91   87.65   94.31  100.17  105.47  110.36   119.23
   58          72.02      82.12   86.31   90.12   96.90  102.88  108.30  113.29   122.39
   59          74.24      84.55   88.83   92.72   99.64  105.75  111.30  116.43   125.80
   60          76.56      87.10   91.47   95.45  102.55  108.83  114.54  119.83   129.54
   61          78.99      89.78   94.27   98.36  105.66  112.14  118.05  123.55   133.69
   62          81.51      92.59   97.21  101.42  108.97  115.69  121.84  127.59   138.25
   63          84.13      95.53  100.29  104.64  112.45  119.45  125.89  131.93   143.20
   64          86.82      98.54  103.45  107.95  116.06  123.36  130.11  136.47   148.42
   65          89.57     101.63  106.70  111.35  119.77  127.39  134.47  141.17   153.85
   66          92.39     104.79  110.02  114.83  123.59  131.54  138.97  146.04   159.51
   67          95.27     108.04  113.44  118.43  127.54  135.86  143.67  151.15   165.48
   68          98.27     111.43  117.03  122.22  131.72  140.46  148.71  156.65   171.95
   69         101.42     115.05  120.88  126.30  136.29  145.53  154.31  162.80   179.30
   70         104.77     118.96  125.08  130.78  141.37  151.24  160.68  169.87   187.84
   71         108.34     123.22  129.68  135.75  147.07  157.73  168.01  178.06   197.89
   72         112.16     127.86  134.74  141.24  153.48  165.12  176.42  187.55   209.68
   73         116.22     132.87  140.25  147.27  160.61  173.41  185.95  198.40   223.31
   74         120.49     138.23  146.19  153.81  168.43  182.60  196.60  210.58   238.78
   75         124.96     143.92  152.54  160.84  176.92  192.66  208.33  224.07   256.05
   76         129.64     149.96  159.31  168.39  186.12  203.64  221.21  238.96   275.18
   77         134.56     156.41  166.60  176.55  196.14  215.68  235.40  255.40   296.36
   78         139.79     163.39  174.53  185.49  207.23  229.09  251.25  273.79   320.03
   79         145.44     171.08  183.34  195.47  219.72  244.26  269.24  294.70   346.86
   80         151.61     179.65  193.24  206.76  233.98  261.68  289.94  318.75   377.61
   81         158.38     189.27  204.42  219.60  250.33  281.73  313.82  346.48   412.93
   82         165.80     200.04  217.04  234.17  269.02  304.74  341.24  378.31   453.28
   83         173.89     212.00  231.15  250.53  290.15  330.83  372.33  414.34   498.82
   84         182.63     225.13  246.72  268.66  313.64  359.84  406.85  454.24   549.07
   85         192.01     239.43  263.74  288.54  339.44  391.66  444.59  497.74   603.68
   86         202.05     254.93  282.26  310.18  367.53  426.17  485.36  544.59   662.37
   87         212.85     271.74  302.36  333.69  397.92  463.33  529.07  594.66   725.03
   88         224.51     290.02  324.22  359.20  430.73  503.19  575.73  648.00   791.71
   89         237.28     310.07  348.15  387.03  466.18  545.95  625.56  704.87   862.63
   90         251.59     332.45  374.69  417.67  504.71  591.99  679.03  765.80   937.22

 TARGET PREMIUM RATES (PER $1,000 OF POLICY FACE AMOUNT) - UNISEX
           PREFERRED OR
 CLASS:      STANDARD      A       B       C       D       E       F       G        H
  AGE:         100%       150%    175%    200%    250%    300%    350%    400%     500%
    0          13.52      16.86   18.36   19.78   22.43   24.89   27.20   29.39    33.48
    1          13.43      16.60   18.01   19.33   21.79   24.04   26.14   28.11    31.76
    2          13.81      17.03   18.46   19.80   22.29   24.56   26.67   28.66    32.32
    3          14.22      17.50   18.95   20.32   22.84   25.14   27.28   29.28    32.97
    4          14.65      17.99   19.47   20.86   23.41   25.74   27.91   29.93    33.65
    5          15.10      18.51   20.02   21.43   24.02   26.39   28.58   30.63    34.38
    6          15.57      19.06   20.59   22.03   24.67   27.08   29.30   31.38    35.18
    7          16.07      19.64   21.21   22.68   25.37   27.82   30.07   32.18    36.04
    8          16.60      20.26   21.86   23.36   26.11   28.61   30.91   33.06    36.98
    9          17.16      20.91   22.55   24.09   26.91   29.46   31.81   34.00    38.00
   10          17.74      21.59   23.28   24.86   27.74   30.36   32.76   35.00    39.09
   11          18.35      22.31   24.05   25.67   28.63   31.31   33.77   36.06    40.25
   12          18.98      23.06   24.84   26.50   29.54   32.29   34.82   37.17    41.46
   13          19.63      23.82   25.65   27.36   30.48   33.30   35.89   38.30    42.70
   14          20.29      24.59   26.47   28.22   31.42   34.30   36.96   39.42    43.92
   15          20.95      25.37   27.29   29.08   32.35   35.29   38.00   40.52    45.10
   16          21.62      26.13   28.10   29.93   33.26   36.26   39.01   41.57    46.23
   17          22.29      26.90   28.91   30.77   34.15   37.20   40.00   42.59    47.30
   18          22.97      27.67   29.71   31.60   35.03   38.12   40.95   43.56    48.32
   19          23.66      28.45   30.52   32.44   35.92   39.04   41.89   44.53    49.32
   20          24.37      29.25   31.35   33.29   36.81   39.96   42.84   45.50    50.31
   21          25.11      30.06   32.20   34.16   37.73   40.91   43.80   46.47    51.30
   22          25.87      30.91   33.08   35.07   38.67   41.88   44.80   47.49    52.33
   23          26.66      31.80   34.00   36.02   39.67   42.91   45.85   48.56    53.42
   24          27.49      32.73   34.97   37.02   40.72   44.00   46.97   49.69    54.57
   25          28.36      33.71   35.98   38.07   41.82   45.14   48.14   50.88    55.80
   26          29.27      34.73   37.05   39.18   42.99   46.35   49.39   52.16    57.12
   27          30.23      35.81   38.18   40.34   44.22   47.63   50.71   53.52    58.53
   28          31.22      36.94   39.35   41.56   45.51   48.98   52.11   54.96    60.03
   29          32.26      38.12   40.59   42.84   46.87   50.40   53.58   56.47    61.61
   30          33.35      39.34   41.87   44.17   48.28   51.89   55.12   58.05    63.27
   31          34.47      40.62   43.21   45.56   49.76   53.44   56.73   59.72    65.02
   32          35.64      41.95   44.60   47.01   51.29   55.05   58.40   61.45    66.84
   33          36.85      43.33   46.04   48.51   52.89   56.72   60.14   63.25    68.74
   34          38.11      44.75   47.53   50.06   54.54   58.46   61.95   65.12    70.72
   35          39.41      46.23   49.08   51.67   56.26   60.26   63.83   67.07    72.78
   36          40.76      47.76   50.68   53.33   58.03   62.13   65.78   69.08    74.92
   37          42.15      49.34   52.34   55.05   59.87   64.06   67.79   71.17    77.14
   38          43.58      50.96   54.04   56.82   61.75   66.04   69.86   73.32    79.43
   39          45.06      52.64   55.79   58.65   63.69   68.09   72.00   75.54    81.79
   40          46.58      54.36   57.59   60.51   65.68   70.18   74.18   77.81    84.21
   41          48.14      56.12   59.43   62.43   67.72   72.33   76.42   80.13    86.69
   42          49.75      57.93   61.32   64.39   69.81   74.51   78.71   82.50    89.22
   43          51.40      59.78   63.25   66.40   71.94   76.76   81.04   84.93    91.81
   44          53.08      61.68   65.23   68.45   74.12   79.04   83.43   87.41    94.45
   45          54.82      63.62   67.26   70.55   76.35   81.39   85.88   89.95    97.18
   46          56.60      65.62   69.34   72.70   78.63   83.79   88.38   92.55    99.96
   47          58.43      67.66   71.47   74.91   80.98   86.25   90.95   95.23   102.83
   48          60.31      69.76   73.66   77.18   83.39   88.78   93.60   97.99   105.80
   49          62.25      71.93   75.92   79.52   85.88   91.41   96.36  100.86   108.91
   50          64.24      74.15   78.24   81.93   88.45   94.13   99.21  103.85   112.16
   51          66.29      76.45   80.64   84.42   91.11   96.95  102.18  106.97   115.57
   52          68.40      78.82   83.11   86.99   93.86   99.87  105.27  110.21   119.15
   53          70.57      81.24   85.65   89.63   96.70  102.89  108.46  113.59   122.89
   54          72.79      83.73   88.25   92.34   99.61  105.99  111.76  117.08   126.77
   55          75.05      86.27   90.91   95.11  102.58  109.17  115.15  120.67   130.78
   56          77.37      88.87   93.62   97.95  105.64  112.45  118.64  124.38   134.95
   57          79.74      91.52   96.41  100.85  108.78  115.81  122.24  128.22   139.29
   58          82.18      94.26   99.28  103.85  112.03  119.32  126.00  132.25   143.87
   59          84.69      97.10  102.26  106.98  115.44  123.02  129.99  136.54   148.79
   60          87.29     100.05  105.37  110.25  119.03  126.93  134.24  141.14   154.13
   61          89.98     103.12  108.63  113.69  122.83  131.11  138.80  146.11   159.95
   62          92.77     106.32  112.04  117.30  126.86  135.56  143.70  151.47   166.31
   63          95.64     109.66  115.59  121.08  131.10  140.29  148.94  157.24   173.22
   64          98.59     113.10  119.28  125.01  135.55  145.27  154.49  163.39   180.65
   65         101.62     116.65  123.10  129.09  140.19  150.50  160.35  169.90   188.58
   66         104.73     120.32  127.05  133.34  145.04  156.00  166.54  176.82   197.07
   67         107.94     124.13  131.17  137.78  150.16  161.85  173.15  184.25   206.25
   68         111.26     128.13  135.52  142.50  155.64  168.14  180.31  192.33   216.32
   69         114.76     132.39  140.19  147.58  161.61  175.06  188.25  201.34   227.61
   70         118.46     136.98  145.24  153.13  168.20  182.77  197.15  211.50   240.47
   71         122.38     141.94  150.75  159.21  175.52  191.42  207.21  223.05   255.19
   72         126.53     147.28  156.74  165.88  183.62  201.08  218.53  236.12   271.98
   73         130.91     153.01  163.21  173.12  192.52  211.78  231.15  250.76   290.90
   74         135.49     159.08  170.10  180.88  202.15  223.43  244.97  266.87   311.82
   75         140.23     165.46  177.38  189.12  212.46  235.98  259.92  284.33   334.56
   76         145.14     172.16  185.06  197.85  223.45  249.43  275.97  303.11   359.00
   77         150.26     179.22  193.21  207.14  235.20  263.86  293.22  323.28   385.14
   78         155.66     186.78  201.96  217.16  247.95  279.52  311.94  345.12   413.23
   79         161.46     195.02  211.56  228.20  262.06  296.88  332.65  369.21   443.94
   80         167.76     204.14  222.25  240.54  277.90  316.40  355.91  396.18   478.06
   81         174.65     214.29  234.21  254.41  295.80  338.47  382.17  426.56   516.24
   82         182.17     225.57  247.59  269.98  315.98  363.38  411.79  460.76   559.13
   83         190.31     237.97  262.36  287.24  338.42  391.11  444.73  498.75   606.79
   84         198.98     251.36  278.38  306.00  362.87  421.29  480.51  539.96   658.50
   85         208.15     265.68  295.55  326.14  389.11  453.60  518.72  583.92   713.71
   86         217.79     280.85  313.77  347.51  416.86  487.64  558.84  629.97   771.52
   87         227.98     296.96  333.10  370.16  446.16  523.38  600.83  678.10   831.94
   88         238.81     314.11  353.66  394.18  476.99  560.76  644.57  728.15   894.61
   89         250.53     332.62  375.76  419.86  509.62  600.05  690.37  780.47   959.23
   90         263.57     353.02  399.93  447.71  544.51  641.67  738.70  835.57   980.64

APPENDIX C - ILLUSTRATIONS


SAMPLE ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES AND DEATH BENEFITS

The following tables illustrate how the policy value, surrender value and death proceeds of the Policy may change with the investment experience of the divisions. The tables show how these amounts in the Policy vary over time if planned periodic premiums are paid annually and if the investment return of the divisions were a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The death benefits and values would be different from those shown if the return averaged 0%, 6% or 12%, but fluctuated above and below those averages during the year. Death benefit options 1, 2 and 3 are illustrated.


The illustrations reflect a hypothetical Policy issued to a 45 year-old male non-smoker, Preferred class. Illustrations for younger males or for females would be more favorable than those presented. Illustrations for older males or smokers would be less favorable.
.. Illustrations 1, 3 and 5 reflect current monthly policy and premium expense charges.
.. Illustrations 2, 4 and 6 reflect the guaranteed maximum monthly policy and premium expense charges.

The illustrations reflect all Policy charges including:
.. deductions from premiums for sales load and state and federal taxes; .. cost of insurance charge;
.. asset based risk charge.

In addition, the illustrations reflect the average of fees and expenses of the divisions available through the Policy during the fiscal year ending December 31, 2004. The Manager of certain divisions has agreed to reimburse operating expenses, if necessary, to limit total operating expenses for those divisions during the year ending December 31, 2003. More information about the expense reimbursements can be found in the prospectuses for the underlying mutual funds which accompany this prospectus. There is no assurance that the fee reimbursement programs will continue beyond 2004. In the future, fees and expenses of the divisions may be more or less than those shown. Such changes would make the operating expenses actually incurred by a division differ from the average rate used in the illustrations.


The illustrations are based on the assumption that:
.. initial 1,000,000 face amount;
.. annual payments are $20,000;
.. no changes are made to the death benefit option or face amount; .. no policy loans and/or partial surrenders are made; and .. the Enhanced Cash Surrender Value rider is in effect.

Upon request, we will prepare a comparable illustration based upon the proposed insured's actual age, gender, smoking status, risk classification and desired Policy features. For those illustrations, you have an option of selecting which divisions (and their specific fees and expenses) are used. If no selection is made, the illustration is run using a hypothetical average.


In advertisements or sales literature for the Policies that include performance data for one of more of the divisions, we may include policy values, surrender values and death benefit figures computed using the same methods that were used in creating the following illustrations. However, the actual average total rate of return for the specific division(s) will be used instead of the average used in the following illustrations. This information may be shown in the form of graphs, charts, tables and examples. It may include data for periods prior to the offering of the Policy for a division that has had performance during such prior period (with policy charges assumed to be equal to current charges for any period(s) prior to the offering of the Policy).

          Updated illustrations will be included in the 485(b) filing.

APPENDIX D - APPLICABLE PERCENTAGES (FOR LIFE INSURANCE DEFINITION TEST)


GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                          TABLE 1:

  INSURED'S     PERCENTAGE OF    INSURED'S     PERCENTAGE OF    INSURED'S      PERCENTAGE OF
 ATTAINED AGE  SURRENDER VALUE  ATTAINED AGE  SURRENDER VALUE  ATTAINED AGE   SURRENDER VALUE
      20           250.00            47           203.00            74            107.00
      21           250.00            48           197.00            75            105.00
      22           250.00            49           191.00            76            105.00
      23           250.00            50           185.00            77            105.00
      24           250.00            51           178.00            78            105.00
      25           250.00            52           171.00            79            105.00
      26           250.00            53           164.00            80            105.00
      27           250.00            54           157.00            81            105.00
      28           250.00            55           150.00            82            105.00
      29           250.00            56           146.00            83            105.00
      30           250.00            57           142.00            84            105.00
      31           250.00            58           138.00            85            105.00
      32           250.00            59           134.00            86            105.00
      33           250.00            60           130.00            87            105.00
      34           250.00            61           128.00            88            105.00
      35           250.00            62           126.00            89            105.00
      36           250.00            63           124.00            90            105.00
      37           250.00            64           122.00            91            104.00
      38           250.00            65           120.00            92            103.00
      39           250.00            66           119.00            93            102.00
      40           250.00            67           118.00            94            101.00
      41           243.00            68           117.00            95            101.00
      42           236.00            69           116.00            96            101.00
      43           229.00            70           115.00            97            101.00
      44           222.00            71           113.00            98            101.00
      45           215.00            72           111.00            99            101.00
      46           209.00            73           109.00

CASH VALUE ACCUMULATION TEST - MALE
 RISK CLASS:   PREFERRED OR STANDARD    A        B        C        D        E        F        G         H
ATTAINED AGE:
 20                   639.37%         534.87%  499.92%  471.57%  427.89%  395.39%  369.97%  349.40%   317.80%
 21                   621.01%         520.61%  487.03%  459.79%  417.81%  386.56%  362.12%  342.32%   311.91%
 22                   603.00%         506.56%  474.31%  448.14%  407.80%  377.76%  354.27%  335.24%   305.99%
 23                   585.25%         492.64%  461.66%  436.52%  397.78%  368.92%  346.35%  328.06%   299.94%
 24                   567.76%         478.82%  449.08%  424.94%  387.73%  360.02%  338.34%  320.77%   293.76%
 25                   550.50%         465.11%  436.55%  413.38%  377.66%  351.05%  330.24%  313.37%   287.43%
 26                   533.49%         451.50%  424.08%  401.84%  367.55%  342.01%  322.03%  305.84%   280.93%
 27                   516.76%         438.04%  411.72%  390.37%  357.45%  332.95%  313.77%  298.23%   274.33%
 28                   500.37%         424.80%  399.53%  379.03%  347.44%  323.92%  305.52%  290.61%   267.68%
 29                   484.35%         411.79%  387.54%  367.86%  337.55%  314.98%  297.32%  283.02%   261.02%
 30                   468.73%         399.07%  375.79%  356.91%  327.82%  306.16%  289.22%  275.50%   254.40%
 31                   453.53%         386.65%  364.31%  346.19%  318.27%  297.49%  281.25%  268.08%   247.85%
 32                   438.79%         374.58%  353.14%  335.74%  308.96%  289.03%  273.44%  260.82%   241.42%
 33                   424.48%         362.84%  342.26%  325.57%  299.87%  280.75%  265.81%  253.70%   235.10%
 34                   410.64%         351.47%  331.72%  315.71%  291.05%  272.71%  258.38%  246.77%   228.94%
 35                   397.25%         340.46%  321.50%  306.14%  282.49%  264.90%  251.15%  240.03%   222.94%
 36                   384.33%         329.81%  311.63%  296.88%  274.20%  257.33%  244.15%  233.49%   217.11%
 37                   371.86%         319.54%  302.08%  287.94%  266.18%  250.01%  237.38%  227.15%   211.47%
 38                   359.85%         309.63%  292.89%  279.32%  258.46%  242.95%  230.84%  221.05%   206.02%
 39                   348.28%         300.10%  284.04%  271.03%  251.02%  236.15%  224.55%  215.17%   200.77%
 40                   337.17%         290.93%  275.53%  263.05%  243.87%  229.62%  218.50%  209.51%   195.73%
 41                   326.48%         282.12%  267.35%  255.38%  237.00%  223.35%  212.70%  204.09%   190.90%
 42                   316.22%         273.67%  259.50%  248.03%  230.41%  217.33%  207.14%  198.89%   186.27%
 43                   306.36%         265.54%  251.96%  240.97%  224.08%  211.56%  201.79%  193.91%   181.83%
 44                   296.89%         257.74%  244.72%  234.19%  218.01%  206.02%  196.68%  189.13%   177.58%
 45                   287.78%         250.25%  237.77%  227.68%  212.19%  200.71%  191.76%  184.54%   173.50%
 46                   279.04%         243.05%  231.09%  221.43%  206.59%  195.61%  187.05%  180.15%   169.60%
 47                   270.63%         236.13%  224.68%  215.42%  201.22%  190.71%  182.53%  175.93%   165.85%
 48                   262.54%         229.48%  218.51%  209.64%  196.05%  186.00%  178.18%  171.87%   162.25%
 49                   254.76%         223.07%  212.57%  204.08%  191.08%  181.46%  173.99%  167.97%   158.78%
 50                   247.28%         216.92%  206.86%  198.73%  186.30%  177.11%  169.96%  164.22%   155.45%
 51                   240.08%         210.99%  201.36%  193.59%  181.69%  172.91%  166.09%  160.60%   152.24%
 52                   233.17%         205.31%  196.09%  188.65%  177.28%  168.89%  162.38%  157.14%   149.17%
 53                   226.54%         199.86%  191.04%  183.93%  173.06%  165.04%  158.83%  153.84%   146.24%
 54                   220.19%         194.64%  186.21%  179.41%  169.02%  161.37%  155.45%  150.69%   143.45%
 55                   214.12%         189.67%  181.60%  175.10%  165.18%  157.88%  152.23%  147.70%   140.81%
 56                   208.30%         184.91%  177.20%  170.99%  161.52%  154.56%  149.17%  144.85%   138.30%
 57                   202.74%         180.36%  172.99%  167.06%  158.03%  151.39%  146.26%  142.15%   135.93%
 58                   197.41%         176.01%  168.97%  163.31%  154.69%  148.37%  143.49%  139.58%   133.66%
 59                   192.30%         171.83%  165.11%  159.71%  151.50%  145.48%  140.83%  137.12%   131.50%
 60                   187.39%         167.83%  161.41%  156.26%  148.43%  142.70%  138.29%  134.76%   129.43%
 61                   182.68%         163.99%  157.87%  152.96%  145.50%  140.05%  135.86%  132.51%   127.46%
 62                   178.18%         160.32%  154.48%  149.80%  142.70%  137.52%  133.53%  130.35%   125.57%
 63                   173.87%         156.81%  151.24%  146.78%  140.03%  135.10%  131.32%  128.31%   123.78%
 64                   169.75%         153.47%  148.17%  143.92%  137.50%  132.82%  129.23%  126.38%   122.09%
 65                   165.83%         150.30%  145.24%  141.20%  135.10%  130.66%  127.26%  124.56%   120.51%
 66                   162.10%         147.29%  142.47%  138.63%  132.83%  128.62%  125.40%  122.85%   119.02%
 67                   158.55%         144.42%  139.84%  136.18%  130.68%  126.69%  123.65%  121.23%   117.62%
 68                   155.15%         141.69%  137.33%  133.86%  128.64%  124.86%  121.98%  119.70%   116.30%
 69                   151.90%         139.08%  134.93%  131.64%  126.68%  123.11%  120.39%  118.25%   115.05%
 70                   148.80%         136.58%  132.64%  129.51%  124.82%  121.44%  118.88%  116.85%   113.85%
 71                   145.83%         134.19%  130.45%  127.48%  123.04%  119.85%  117.43%  115.52%   112.70%
 72                   143.00%         131.93%  128.37%  125.56%  121.35%  118.33%  116.05%  114.26%   111.61%
 73                   140.33%         129.79%  126.41%  123.74%  119.76%  116.91%  114.76%  113.07%   110.58%
 74                   137.81%         127.78%  124.58%  122.05%  118.28%  115.59%  113.56%  111.97%   109.63%
 75                   135.45%         125.92%  122.88%  120.48%  116.91%  114.37%  112.46%  110.97%   108.77%
 76                   133.24%         124.18%  121.30%  119.03%  115.66%  113.26%  111.46%  110.05%   107.99%
 77                   131.17%         122.56%  119.83%  117.68%  114.50%  112.24%  110.54%  109.22%   107.28%
 78                   129.21%         121.05%  118.46%  116.43%  113.42%  111.29%  109.70%  108.45%   106.64%
 79                   127.36%         119.61%  117.16%  115.24%  112.41%  110.40%  108.90%  107.74%   106.04%
 80                   125.59%         118.24%  115.93%  114.11%  111.44%  109.56%  108.15%  107.06%   105.47%
 81                   123.91%         116.94%  114.75%  113.04%  110.52%  108.76%  107.44%  106.42%   104.93%
 82                   122.31%         115.71%  113.64%  112.02%  109.65%  107.99%  106.76%  105.80%   104.42%
 83                   120.81%         114.55%  112.60%  111.07%  108.83%  107.27%  106.11%  105.22%   103.93%
 84                   119.41%         113.48%  111.63%  110.19%  108.08%  106.61%  105.52%  104.69%   103.48%
 85                   118.11%         112.50%  110.75%  109.38%  107.39%  106.01%  104.99%  104.20%   103.07%
 86                   116.91%         111.61%  109.95%  108.65%  106.77%  105.47%  104.51%  103.77%   102.71%
 87                   115.79%         110.79%  109.21%  107.99%  106.21%  104.98%  104.08%  103.38%   102.39%
 88                   114.74%         110.03%  108.55%  107.39%  105.71%  104.55%  103.69%  103.04%   102.11%
 89                   113.74%         109.32%  107.93%  106.84%  105.25%  104.15%  103.34%  102.73%   101.97%
 90                   112.77%         108.65%  107.34%  106.32%  104.82%  103.78%  103.02%  102.44%   101.00%
 91                   111.80%         108.00%  106.78%  105.82%  104.42%  103.44%  102.72%  102.18%   101.00%
 92                   110.82%         107.34%  106.22%  105.33%  104.02%  103.11%  102.44%  101.97%   101.00%
 93                   109.79%         106.66%  105.64%  104.82%  103.62%  102.78%  102.16%  101.00%   101.00%
 94                   108.68%         105.91%  105.00%  104.27%  103.19%  102.42%  101.97%  101.00%   101.00%
 95                   107.47%         105.07%  104.28%  103.64%  102.69%  102.01%  101.00%  101.00%   101.00%
 96                   106.16%         104.13%  103.48%  102.92%  102.13%  101.97%  101.00%  101.00%   101.00%
 97                   104.76%         103.10%  102.60%  102.13%  101.97%  101.00%  101.00%  101.00%   101.00%
 98                   103.33%         102.02%  101.97%  101.97%  101.00%  101.00%  101.00%  101.00%   101.00%
 99                   101.97%         101.97%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%
 100+                 101.00%         101.00%  101.00%  101.00%  101.00%  101.00%  101.00%  101.00%   101.00%

CASH VALUE ACCUMULATION TEST - FEMALE
  RISK     PREFERRED OR
 CLASS:      STANDARD        A         B         C         D         E         F         G          H
ATTAINED
  AGE:
 20         762.99%        637.79%   595.38%   560.82%   507.35%   467.43%   436.19%   410.90%   372.11%
 21         738.68%        618.38%   577.63%   544.40%   492.99%   454.60%   424.55%   400.21%   362.87%
 22         715.05%        599.48%   560.31%   528.38%   478.96%   442.04%   413.13%   389.71%   353.78%
 23         692.09%        581.06%   543.43%   512.74%   465.23%   429.74%   401.94%   379.41%   344.84%
 24         669.78%        563.13%   526.97%   497.48%   451.82%   417.70%   390.96%   369.30%   336.05%
 25         648.14%        545.70%   510.96%   482.63%   438.74%   405.94%   380.24%   359.41%   327.43%
 26         627.11%        528.72%   495.35%   468.13%   425.96%   394.44%   369.73%   349.71%   318.95%
 27         606.71%        512.22%   480.16%   454.01%   413.50%   383.20%   359.46%   340.21%   310.64%
 28         586.92%        496.17%   465.39%   440.27%   401.34%   372.24%   349.42%   330.92%   302.49%
 29         567.76%        480.61%   451.04%   426.91%   389.52%   361.56%   339.63%   321.85%   294.53%
 30         549.18%        465.50%   437.10%   413.93%   378.02%   351.15%   330.08%   313.00%   286.74%
 31         531.21%        450.86%   423.59%   401.33%   366.84%   341.03%   320.79%   304.38%   279.15%
 32         513.81%        436.66%   410.48%   389.10%   355.98%   331.19%   311.75%   295.98%   271.74%
 33         496.96%        422.89%   397.75%   377.23%   345.42%   321.61%   302.94%   287.79%   264.51%
 34         480.65%        409.53%   385.39%   365.69%   335.14%   312.28%   294.35%   279.80%   257.43%
 35         464.89%        396.62%   373.45%   354.53%   325.20%   303.25%   286.03%   272.05%   250.57%
 36         449.66%        384.12%   361.87%   343.71%   315.55%   294.48%   277.94%   264.52%   243.89%
 37         434.98%        372.07%   350.72%   333.29%   306.25%   286.02%   270.14%   257.26%   237.45%
 38         420.85%        360.48%   339.98%   323.25%   297.30%   277.88%   262.63%   250.26%   231.25%
 39         407.27%        349.33%   329.66%   313.60%   288.70%   270.06%   255.43%   243.55%   225.29%
 40         394.23%        338.64%   319.77%   304.36%   280.46%   262.57%   248.53%   237.14%   219.61%
 41         381.72%        328.39%   310.29%   295.51%   272.58%   255.41%   241.94%   231.01%   214.19%
 42         369.72%        318.57%   301.21%   287.03%   265.04%   248.58%   235.65%   225.16%   209.03%
 43         358.21%        309.16%   292.51%   278.91%   257.83%   242.04%   229.64%   219.58%   204.11%
 44         347.14%        300.11%   284.14%   271.11%   250.90%   235.76%   223.88%   214.23%   199.39%
 45         336.48%        291.40%   276.10%   263.61%   244.23%   229.72%   218.33%   209.09%   194.87%
 46         326.22%        283.02%   268.35%   256.38%   237.82%   223.92%   213.00%   204.14%   190.52%
 47         316.33%        274.93%   260.88%   249.41%   231.63%   218.31%   207.86%   199.38%   186.32%
ATTAINED
   AGE
 48         306.78%        267.12%   253.67%   242.69%   225.66%   212.91%   202.90%   194.77%   182.27%
 49         297.58%        259.60%   246.71%   236.20%   219.90%   207.69%   198.11%   190.33%   178.37%
 50         288.71%        252.34%   240.01%   229.94%   214.34%   202.66%   193.49%   186.05%   174.61%
 51         280.16%        245.35%   233.54%   223.92%   208.99%   197.82%   189.05%   181.93%   170.99%
 52         271.93%        238.60%   227.31%   218.10%   203.83%   193.15%   184.77%   177.97%   167.51%
 53         263.99%        232.11%   221.31%   212.50%   198.86%   188.65%   180.65%   174.15%   164.16%
 54         256.36%        225.87%   215.54%   207.13%   194.09%   184.34%   176.70%   170.49%   160.96%
 55         249.00%        219.85%   209.99%   201.95%   189.50%   180.20%   172.90%   166.98%   157.89%
 56         241.92%        214.06%   204.64%   196.96%   185.08%   176.20%   169.25%   163.61%   154.94%
 57         235.07%        208.46%   199.46%   192.14%   180.81%   172.34%   165.71%   160.34%   152.09%
 58         228.45%        203.02%   194.44%   187.45%   176.65%   168.59%   162.27%   157.16%   149.31%
 59         222.01%        197.74%   189.55%   182.88%   172.59%   164.91%   158.90%   154.04%   146.57%
 60         215.77%        192.59%   184.78%   178.43%   168.62%   161.31%   155.60%   150.97%   143.88%
 61         209.70%        187.58%   180.14%   174.08%   164.75%   157.79%   152.36%   147.96%   141.23%
 62         203.84%        182.74%   175.64%   169.87%   160.98%   154.37%   149.21%   145.03%   138.65%
 63         198.20%        178.06%   171.30%   165.81%   157.36%   151.07%   146.17%   142.21%   136.15%
 64         192.79%        173.59%   167.16%   161.93%   153.90%   147.93%   143.27%   139.52%   133.78%
 65         187.61%        169.33%   163.20%   158.24%   150.60%   144.94%   140.53%   136.98%   131.55%
 66         182.67%        165.26%   159.43%   154.72%   147.47%   142.11%   137.93%   134.57%   129.45%
 67         177.93%        161.37%   155.83%   151.36%   144.49%   139.41%   135.46%   132.29%   127.45%
 68         173.38%        157.62%   152.37%   148.12%   141.62%   136.82%   133.09%   130.10%   125.55%
 69         168.99%        154.01%   149.02%   145.00%   138.84%   134.30%   130.79%   127.97%   123.69%
 70         164.74%        150.50%   145.77%   141.96%   136.14%   131.86%   128.55%   125.89%   121.87%
 71         160.64%        147.11%   142.63%   139.02%   133.52%   129.48%   126.36%   123.87%   120.10%
 72         156.70%        143.86%   139.61%   136.20%   131.00%   127.19%   124.26%   121.91%   118.38%
 73         152.93%        140.75%   136.73%   133.50%   128.60%   125.01%   122.25%   120.05%   116.74%
 74         149.37%        137.82%   134.02%   130.96%   126.34%   122.96%   120.37%   118.31%   115.21%
 75         146.01%        135.06%   131.47%   128.59%   124.23%   121.05%   118.62%   116.69%   113.80%
 76         142.84%        132.48%   129.09%   126.37%   122.27%   119.29%   117.01%   115.21%   112.51%
 77         139.87%        130.07%   126.87%   124.31%   120.45%   117.66%   115.53%   113.84%   111.33%
 78         137.06%        127.80%   124.78%   122.38%   118.76%   116.14%   114.15%   112.58%   110.24%
 79         134.40%        125.66%   122.82%   120.56%   117.16%   114.72%   112.86%   111.40%   109.23%
 80         131.87%        123.63%   120.96%   118.84%   115.66%   113.38%   111.65%   110.29%   108.28%
 81         129.49%        121.72%   119.21%   117.22%   114.24%   112.11%   110.51%   109.24%   107.38%
 82         127.23%        119.92%   117.56%   115.69%   112.91%   110.93%   109.43%   108.26%   106.54%
 83         125.12%        118.24%   116.03%   114.28%   111.67%   109.82%   108.44%   107.35%   105.76%
 84         123.16%        116.70%   114.62%   112.98%   110.54%   108.82%   107.53%   106.53%   105.06%
 85         121.34%        115.28%   113.33%   111.79%   109.52%   107.91%   106.71%   105.78%   104.42%
 86         119.66%        113.98%   112.15%   110.72%   108.59%   107.09%   105.98%   105.11%   103.86%
 87         118.10%        112.79%   111.08%   109.74%   107.75%   106.36%   105.32%   104.52%   103.36%
 88         116.64%        111.69%   110.10%   108.85%   107.00%   105.70%   104.73%   103.99%   102.91%
 89         115.27%        110.68%   109.20%   108.03%   106.31%   105.10%   104.20%   103.51%   102.51%
 90         113.97%        109.73%   108.36%   107.27%   105.67%   104.55%   103.72%   103.07%   102.16%
 91         112.71%        108.83%   107.56%   106.56%   105.08%   104.04%   103.27%   102.68%   101.97%
 92         111.48%        107.95%   106.80%   105.88%   104.52%   103.57%   102.85%   102.31%   101.00%
 93         110.24%        107.08%   106.04%   105.21%   103.98%   103.11%   102.46%   101.97%   101.00%
 94         108.97%        106.19%   105.27%   104.53%   103.43%   102.64%   102.06%   101.00%   101.00%
 95         107.64%        105.23%   104.44%   103.80%   102.84%   102.16%   101.97%   101.00%   101.00%
 96         106.24%        104.21%   103.56%   103.01%   102.21%   101.97%   101.00%   101.00%   101.00%
 97         104.79%        103.13%   102.64%   102.17%   101.97%   101.00%   101.00%   101.00%   101.00%
 98         103.34%        102.04%   101.97%   101.97%   101.00%   101.00%   101.00%   101.00%   101.00%
 99         101.97%        101.97%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%
 100+       101.00%        101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%

CASH VALUE ACCUMULATION TEST - UNISEX
  RISK     PREFERRED OR
 CLASS:      STANDARD        A         B         C         D         E         F         G          H
ATTAINED
  AGE:
 20         660.51%        551.81%   515.46%   485.97%   440.56%   406.80%   380.43%   359.09%   326.35%
 21         641.23%        536.78%   501.85%   473.50%   429.86%   397.39%   372.02%   351.49%   319.98%
 22         622.33%        522.00%   488.43%   461.19%   419.25%   388.04%   363.65%   343.90%   313.59%
 23         603.74%        507.36%   475.11%   448.95%   408.64%   378.66%   355.21%   336.24%   307.09%
 24         585.45%        492.88%   461.91%   436.78%   398.07%   369.26%   346.74%   328.50%   300.49%
 25         567.49%        478.59%   448.84%   424.71%   387.53%   359.86%   338.23%   320.72%   293.81%
 26         549.81%        464.44%   435.87%   412.70%   377.00%   350.43%   329.66%   312.84%   287.00%
 27         532.48%        450.50%   423.07%   400.82%   366.54%   341.04%   321.09%   304.94%   280.14%
 28         515.51%        436.78%   410.45%   389.09%   356.18%   331.69%   312.55%   297.05%   273.24%
 29         498.95%        423.35%   398.07%   377.56%   345.97%   322.46%   304.09%   289.21%   266.36%
 30         482.82%        410.24%   385.96%   366.27%   335.95%   313.39%   295.75%   281.48%   259.55%
 31         467.14%        397.44%   374.14%   355.23%   326.13%   304.48%   287.55%   273.85%   252.82%
 32         451.93%        385.01%   362.63%   344.49%   316.55%   295.78%   279.54%   266.40%   246.22%
 33         437.18%        372.92%   351.45%   334.03%   307.22%   287.28%   271.70%   259.09%   239.74%
 34         422.91%        361.22%   340.61%   323.89%   298.16%   279.03%   264.09%   251.99%   233.43%
 35         409.11%        349.88%   330.10%   314.06%   289.36%   271.01%   256.67%   245.08%   227.28%
 36         395.79%        338.93%   319.94%   304.55%   280.85%   263.25%   249.50%   238.38%   221.31%
 37         382.93%        328.35%   310.13%   295.35%   272.62%   255.74%   242.55%   231.89%   215.53%
 38         370.55%        318.17%   300.68%   286.50%   264.70%   248.50%   235.86%   225.64%   209.96%
 39         358.64%        308.36%   291.58%   277.98%   257.07%   241.54%   229.41%   219.61%   204.59%
 40         347.20%        298.94%   282.84%   269.80%   249.74%   234.85%   223.23%   213.84%   199.45%
 41         336.19%        289.89%   274.45%   261.94%   242.71%   228.43%   217.30%   208.30%   194.51%
 42         325.63%        281.21%   266.40%   254.40%   235.97%   222.28%   211.62%   203.00%   189.80%
 43         315.48%        272.87%   258.66%   247.16%   229.49%   216.38%   206.16%   197.91%   185.27%
 44         305.74%        264.86%   251.24%   240.22%   223.28%   210.73%   200.94%   193.04%   180.95%
 45         296.37%        257.16%   244.11%   233.54%   217.31%   205.29%   195.92%   188.36%   176.79%
 46         287.36%        249.77%   237.25%   227.13%   211.59%   200.07%   191.11%   183.87%   172.81%
 47         278.70%        242.66%   230.67%   220.97%   206.08%   195.06%   186.48%   179.56%   168.99%
 48         270.37%        235.82%   224.33%   215.04%   200.79%   190.24%   182.03%   175.42%   165.32%
 49         262.34%        229.23%   218.22%   209.33%   195.69%   185.59%   177.75%   171.42%   161.77%
 50         254.63%        222.89%   212.35%   203.83%   190.78%   181.13%   173.63%   167.58%   158.37%
 51         247.20%        216.79%   206.70%   198.55%   186.06%   176.83%   169.66%   163.89%   155.09%
 52         240.07%        210.94%   201.28%   193.48%   181.53%   172.71%   165.86%   160.35%   151.96%
 53         233.22%        205.32%   196.08%   188.61%   177.19%   168.76%   162.22%   156.96%   148.96%
 54         226.66%        199.95%   191.10%   183.96%   173.04%   164.99%   158.75%   153.73%   146.10%
 55         220.38%        194.81%   186.34%   179.52%   169.09%   161.40%   155.45%   150.66%   143.39%
 56         214.36%        189.89%   181.80%   175.27%   165.31%   157.98%   152.30%   147.74%   140.82%
 57         208.60%        185.18%   177.45%   171.22%   161.71%   154.71%   149.30%   144.96%   138.37%
 58         203.06%        180.66%   173.27%   167.32%   158.25%   151.58%   146.43%   142.30%   136.04%
 59         197.74%        176.32%   169.26%   163.59%   154.93%   148.58%   143.67%   139.74%   133.79%
 60         192.62%        172.15%   165.41%   159.99%   151.74%   145.69%   141.02%   137.29%   131.64%
 61         187.71%        168.14%   161.71%   156.54%   148.68%   142.92%   138.48%   134.93%   129.57%
 62         182.99%        164.30%   158.16%   153.23%   145.74%   140.26%   136.04%   132.67%   127.59%
 63         178.47%        160.62%   154.76%   150.07%   142.93%   137.72%   133.72%   130.52%   125.70%
 64         174.16%        157.12%   151.53%   147.06%   140.27%   135.32%   131.52%   128.48%   123.92%
 65         170.05%        153.78%   148.46%   144.20%   137.75%   133.05%   129.44%   126.57%   122.25%
 66         166.14%        150.62%   145.55%   141.50%   135.36%   130.90%   127.48%   124.76%   120.69%
 67         162.40%        147.60%   142.78%   138.92%   133.10%   128.87%   125.63%   123.06%   119.21%
 68         158.82%        144.72%   140.13%   136.47%   130.94%   126.94%   123.87%   121.45%   117.82%
 69         155.40%        141.96%   137.60%   134.12%   128.88%   125.09%   122.19%   119.90%   116.48%
 70         152.11%        139.32%   135.17%   131.87%   126.90%   123.31%   120.58%   118.42%   115.20%
 71         148.96%        136.78%   132.84%   129.71%   125.00%   121.61%   119.03%   117.00%   113.97%
 72         145.96%        134.37%   130.63%   127.65%   123.20%   119.99%   117.56%   115.64%   112.80%
 73         143.11%        132.08%   128.53%   125.71%   121.49%   118.46%   116.17%   114.36%   111.69%
 74         140.42%        129.93%   126.56%   123.89%   119.90%   117.03%   114.87%   113.17%   110.66%
 75         137.89%        127.93%   124.73%   122.20%   118.42%   115.72%   113.68%   112.08%   109.72%
 76         135.52%        126.05%   123.02%   120.63%   117.06%   114.51%   112.59%   111.08%   108.87%
 77         133.28%        124.30%   121.43%   119.17%   115.80%   113.39%   111.59%   110.17%   108.10%
 78         131.18%        122.66%   119.94%   117.80%   114.62%   112.36%   110.66%   109.34%   107.39%
 79         129.17%        121.10%   118.53%   116.51%   113.51%   111.39%   109.79%   108.55%   106.73%
 80         127.26%        119.61%   117.18%   115.28%   112.46%   110.46%   108.97%   107.80%   106.10%
 81         125.43%        118.19%   115.90%   114.10%   111.45%   109.57%   108.18%   107.09%   105.50%
 82         123.70%        116.85%   114.68%   112.99%   110.49%   108.73%   107.42%   106.41%   104.93%
 83         122.06%        115.59%   113.54%   111.94%   109.59%   107.94%   106.71%   105.77%   104.39%
 84         120.53%        114.41%   112.48%   110.97%   108.76%   107.21%   106.06%   105.18%   103.89%
 85         119.11%        113.33%   111.51%   110.09%   108.00%   106.55%   105.47%   104.64%   103.44%
 86         117.79%        112.34%   110.62%   109.28%   107.31%   105.95%   104.93%   104.16%   103.04%
 87         116.55%        111.43%   109.81%   108.54%   106.69%   105.40%   104.45%   103.72%   102.67%
 88         115.39%        110.58%   109.06%   107.87%   106.12%   104.91%   104.02%   103.33%   102.35%
 89         114.28%        109.79%   108.36%   107.24%   105.60%   104.46%   103.62%   102.98%   102.06%
 90         113.20%        109.03%   107.70%   106.65%   105.12%   104.05%   103.26%   102.65%   101.97%
 91         112.14%        108.30%   107.06%   106.09%   104.66%   103.65%   102.92%   102.35%   101.00%
 92         111.07%        107.57%   106.43%   105.53%   104.21%   103.28%   102.59%   102.07%   101.00%
 93         109.96%        106.82%   105.79%   104.97%   103.76%   102.90%   102.27%   101.97%   101.00%
 94         108.79%        106.02%   105.10%   104.37%   103.28%   102.51%   101.97%   101.00%   101.00%
 95         107.54%        105.14%   104.35%   103.70%   102.75%   102.07%   101.00%   101.00%   101.00%
 96         106.19%        104.16%   103.51%   102.96%   102.16%   101.97%   101.00%   101.00%   101.00%
 97         104.77%        103.11%   102.62%   102.15%   101.97%   101.00%   101.00%   101.00%   101.00%
 98         103.34%        102.03%   101.97%   101.97%   101.00%   101.00%   101.00%   101.00%   101.00%
 99         101.97%        101.97%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%
 100+       101.00%        101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%   101.00%

ADDITIONAL INFORMATION


Additional information about the Policy is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus.


Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Executive Variable Universal Life, Principal Financial Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com


Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Policy are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street NW, Washington, D.C. 20549-0102.

                  Principal Executive Variable Universal Life
                   Investment Company Act File No. 333-81714

                                     PART B






                      STATEMENT OF ADDITIONAL INFORMATION






                  PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE






                              DATED APRIL 29, 2005






The Statement of Additional Information provides information about the Principal Executive Variable Universal Life Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.





This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy's Prospectus dated April 29, 2005. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:





                  Principal Executive Variable Universal Life
                           Principal Financial Group
                                 P.O. Box 9296
                            Telephone:1-800-247-9988

                               TABLE OF CONTENTS


                                                                            Page


GENERAL INFORMATION AND HISTORY .........................................3

 THE COMPANY ............................................................ 3

 PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT ........ 3

SERVICE PROVIDERS .......................................................3

 INDEPENDENT AUDITORS................................................... 3

 THIRD PARTY ADMINISTRATOR.............................................. 3

UNDERWRITERS ............................................................3

ADDITIONAL INFORMATION ABOUT CHARGES ....................................4

 SPECIAL PURCHASE PLANS ................................................. 4

 UNDERWRITING PROCEDURES ................................................ 4

PERFORMANCE DATA ........................................................5

FINANCIAL STATEMENTS....................................................7

GENERAL INFORMATION AND HISTORY


THE COMPANY
Principal Life Insurance Company (the "Company") is the issuer of the Principal Executive Variable Universal Life Insurance Policy (the "Policy"). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.


PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.


SERVICE PROVIDERS


INDEPENDENT AUDITORS
Ernst & Young LLP, 801 Grand, Des Moines, Iowa, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.

THIRD PARTY ADMINISTRATOR
We have entered into a Master Remote Processing Agreement ("Services Agreement") with McCamish Systems, L.L.C., an insurance administrator organized and existing under the laws of Georgia.

UNDERWRITERS


The principal underwriter of the Policy is Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 680 8th Street, Des Moines, IA 50392-0200. Princor was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the NASD. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.


The Policy's offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Policy. For the last three fiscal years Princor has received and retained the following commissions:

         2004                2003                2002*
  RECEIVED/RETAINED   RECEIVED/RETAINED    RECEIVED/RETAINED
  -----------------   -----------------    -----------------
    $4,187,736/$0       $1,590,574/$0            $875,818/$0
  * Period from jMay 28, 2002 through December 31, 2002

COMMISSIONS PAID TO DEALERS
For Policies sold through Princor, commissions generally will be no more than 10% of premium received in the first policy year (or the first year following an adjustment) up to the target premium. In the second through fifth years following the policy date (or adjustment date), commissions range from 0% to 5% of premiums received. In the sixth through tenth years following the policy date (or adjustment date), commissions range from 0% to 1.5% of premiums received. In policy years after year 6, an asset based fee of 0.075% of the value in the divisions is paid.

Expense allowances may be paid to agents and brokers based on premiums received.


ADDITIONAL INFORMATION ABOUT CHARGES


SPECIAL PURCHASE PLANS
Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:
.. employees, officers, directors, agents and immediate family members of the group or sponsored arrangement; and
.. employees of agents of the Company and its subsidiaries.

Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).


Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to arrangements.


We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.


UNDERWRITING PROCEDURES


Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk class(es).

PERFORMANCE DATA


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.


The Policy was not offered prior to May 28, 2002. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.


From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division's "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The "effective yield" is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield." For the period ended December 31, 2004, the 7-day annualized and effective yields were 1.77% and 1.75%, respectively.


In addition, the Separate Account advertises the "yield" for certain other divisions. The "yield" of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield." No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy.


The Separate Account also advertises the average annual total return of its various divisions. Performance history of the underlying mutual funds is measured by comparing the value of the underlying mutual fund at the beginning of the period to the value of the underlying mutual fund at the end of the period.


The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, cost of insurance charge, asset based charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy's value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy's performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

Following are the hypothetical average annual total returns for the periods ended December 31, 2004 assuming the Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

                            EFFECTIVE                                           SINCE
       DIVISION                DATE         ONE YEAR  FIVE YEARS  TEN YEARS   INCEPTION
       --------             ---------       --------  ----------  ---------   ---------
 AIM V.I. Aggressive
 Growth                 May 1, 1998          11.80       -3.64                   2.65
 AIM V.I. Core Equity   August 10, 1994       4.24       -0.27      10.23        9.95
 AIM V.I. Dynamics      August 25, 1997      13.34       -6.71                   4.24
 AIM V.I. Health
 Sciences               May 22, 1997          7.57        34.5                   9.24
 AIM V.I.
 International Growth   May 5, 1993          24.00       -5.35       7.43        7.78
 AIM V.I. Premier
 Equity                 May 5, 1993           5.77       -7.19       8.66        9.04
 AIM V.I. Small
 Company Growth         August 25, 1997      13.90       -6.23                   6.58
 AIM V.I. Technology    May 21, 1997          4.63      -19.63                   3.00
 American Century VP
 Income & Growth        October 30, 1997     12.57       -0.84                   6.28
 American Century VP
 International          May 2, 1994          14.77                  -7.76        7.08
 American Century VP
 Ultra                  May 1, 2001          10.59                               0.39
 American Century VP
 Value                  May 1, 1996          14.17       11.31                  11.22
 Dreyfus IP Core Value  May 1, 1998          11.44        3.74                   4.69
 Dreyfus IP Founders
 Discovery              December 15, 1999     9.87       -6.67                  -4.64
 Dreyfus IP Founders
 Growth                 September 30, 1998    7.85       -9.60                   1.04
 Dreyfus Socially
 Responsible Growth     October 7, 1993       5.94       -8.31       8.61        8.46
 Dreyfus VIF
 Appreciation           April 5, 1993         4.80       -1.13      11.40       10.52
 Dreyfus VIF
 Developing Leaders     August 31, 1990      11.05        4.52      10.08       21.71
 Dreyfus VIF Quality
 Bond                   August 31, 1990       3.05        6.54       7.02        6.88
 Fidelity VIP II Asset
 Manager                September 6, 1989     5.18        0.62       7.82        8.65
 Fidelity VIP II
 Contrafund             January 3, 1995      15.16        1.71                  13.96
 Fidelity VIP
 Equity-Income          November 3, 1986     11.23        4.34      11.23       10.94
 Fidelity VIP Growth    October 31, 1986      3.12       -7.02       9.81       11.08
 Fidelity VIP High
 Income                 October 1, 1985       9.38       -0.55       4.99        4.35
 Fidelity VIP Mid Cap   December 28, 1998    24.66       14.81                  20.48
 Franklin Income
 Securities             January 24, 1989     13.85       12.40      11.03       10.71
 Franklin Mutual
 Discovery              November 8, 1996     18.19        8.82                  10.04
 Franklin Mutual
 Shares Securities      November 8, 1996     12.63        8.55                   9.46
 Franklin Rising
 Dividends              January 27, 1992     11.00       13.28      14.43       11.13
 Franklin Small Cap
 Value Securities       May 1, 1998          23.75       16.11                   7.96
 Janus Aspen Balanced   December 31, 1999     8.29        1.51                   1.51
 Janus Aspen Core
 Equity                 December 31, 1999    13.22       -1.40                  -1.40
 Janus Aspen Flexible
 Bond                   December 31, 1999     3.71        6.70                   6.70
 Janus Aspen
 International Growth   December 31, 1999    18.69       -5.31                  -5.31
 Janus Aspen Mid Cap
 Growth                 September 13, 1993   20.48      -13.62       8.33       10.33
 Janus Aspen Worldwide
 Growth                 December 31, 1999     4.53       -8.99                  -8.99
 JP Morgan Bond         January 3, 1995       4.29        6.82                   6.86
 JP Morgan SmallCap     January 3, 1995      27.17        2.02                  11.58
 MFS VIT Emerging
 Growth                 July 24, 1995        12.72      -12.37                   7.91
 MFS VIT MidCap Growth  May 1, 2000          14.38                              -7.14
 MFS VIT New Discovery  May 1, 1998           7.21       -2.16                   7.19
 MFS VIT Value          January 2, 2002      14.82                               7.28
 Neuberger Berman AMT
 Guardian               November 3, 1997     15.81        2.21                   8.35
 Principal VCF Bond     December 18, 1987     4.98        7.01       7.37        8.00
 Principal VCF Capital
 Value                  May 13, 1970         12.36        2.72      10.04       12.07
 Principal VCF
 Diversified
 International          May 2, 1994          21.03       -1.38       7.55        6.72
 Principal VCF Equity
 Growth                 June 1, 1994          9.33       -5.64      11.61       11.21
 Principal VCF
 Government Securities  April 9, 1987         3.56        6.59       7.27        7.61
 Principal VCF Growth   May 2, 1994           9.38       -8.07       5.23        5.42
 Principal VCF
 International
 SmallCap               May 1, 1998          30.20        3.07                  11.13
 Principal VCF
 LargeCap Blend         May 1, 2002          10.36                               5.53
 Principal VCF
 LargeCap Growth
 Equity                 October 24, 2000      3.16                             -16.88
 Principal VCF
 LargeCap Value         May 1, 2002          13.09                               8.46
 Principal VCF
 Limited Term Bond      May 1, 2003           1.30                               2.09
 Principal VCF MidCap   December 18, 1987    17.76        9.51      13.47       14.40
 Principal VCF MidCap
 Growth                 May 1, 1998          11.82        0.81                   1.62
 Principal VCF MidCap
 Value                  May 3, 1999          22.67       13.99                  14.20
 Principal VCF Money
 Market                 March 18, 1983        0.92        2.58       3.88        5.34
 Principal VCF Real
 Estate Securities      May 1, 1998          34.53       23.45                  15.13
 Principal VCF
 SmallCap               May 1, 1998          19.82        1.52                   3.16
 Principal VCF
 SmallCap Growth        May 1, 1998          11.24      -12.48                   0.51
 Principal VCF
 SmallCap Value         May 1, 1998          23.08       17.33                  13.26
 Putnam VT Growth &
 Income                 February 1, 1988     11.11        2.98      10.81       11.33
 Putnam VT
 International Growth   January 2, 1997      16.19       -2.47                   8.65
 Putnam VT Voyager      February 1, 1988      5.03       -8.99       9.38       11.46
 Vanguard VIF Balanced  May 23, 1991         11.29        7.58      12.31       11.07
 Vanguard VIF Equity
 Index                  April 29, 1991       10.80       -2.36      12.01       11.05
 Vanguard VIF MidCap
 Index                  February 9, 1999     20.32       10.08                  12.68
 Wells Fargo Advantage
 VT Asset Allocation    April 15, 1994        9.34        1.81      10.03        9.45
 Wells Fargo Advantage
 VT Equity Income       May 6, 1996          11.08        1.84                   8.04
 Wells Fargo Advantage
 VT Large Company
 Growth                 September 20, 1999    3.26       -5.89                  -2.22

FINANCIAL STATEMENTS - TO BE ADDED BY AMENDMENT







                                     PART C
                                OTHER INFORMATION

          Item 27. Exhibits

          (a)  Board Resolution of Registrant (filed 1/30/02)

          (b)  N/A

          (c1) Distribution Agreement (filed 5/24/02)
          (c2) Selling Agreement (filed 5/24/02)
          (c3) Registered Representative Agreement (filed (1/30/02)

          (d1) Form of Variable Life Contract (filed 1/30/02)
          (d2) Accelerated   Benefits   Rider  (filed   5/31/02)
          (d3) Aviation Exclusion Rider (filed 5/24/02)
          (d4) Change of Insured Rider (filed 1/30/02)
          (d5) Death Benefit Guarantee Rider (filed 1/30/02)
          (d6) Extended  Coverage Rider (filed  1/30/02)
          (d7) Hazardous Sports Exclusion Rider (filed 5/24/02)
          (d8) Supplemental Benefit Rider (filed 1/30/02)
          (d9) Enhanced Cash Surrender Value Rider (filed 1/30/02)

          (e1) Form of Application (filed 5/24/02)
          (e2) Supplemental Application (filed 5/24/02)

          (f1) Articles of Incorporation of the Depositor (filed 1/30/02)
          (f2) Bylaws of Depositor (filed 1/30/02)

          (g)  Reinsurance Contracts (filed 2/26/03)

          (h)  Participation Agreements
               (h1) AIM Variable Insurance Funds (filed 2/26/03)
               (h2) American Century Investment Management, Inc. (filed 2/26/03)
               (h3) Berger Financial Group LLC (filed 2/26/03)
               (h4) Dreyfus Investment Portfolios (filed 2/26/03)
               (h5) Variable  Insurance  Products Fund,  Fidelity  Distributors,
                    Inc. (filed 2/26/03)
               (h6) Franklin Templeton Variable Insurance Products Trrust (filed
                    2/26/03)
               (h7) INVESCO Funds Group, Inc. (filed 2/26/03)
               (h8) Janus Aspen Series (filed 2/26/03)
               (h9) J.P. MORGAN SERIES TRUST II (filed 2/26/03)
               (h10) MFS VARIABLE INSURANCE TRUST (filed 2/26/03)
               (h11) Neuberger Berman Advisers Management Trust (filed 2/26/03)
               (h12) Putnam Variable Trust (filed 2/26/03)
               (h13) Vanguard Variable Insurance Fund (filed 2/26/03)
               (h14) Wells Fargo Fund Management, LLC (filed 2/26/03)

          (i)  N/A

          (j)  N/A

          (k)  Opinion of Counsel (filed 5/24/02)

          (l)  Opinion and Consent of Lisa Butterbaugh (filed 5/24/02)

          (m)  N/A

          (n1) Consent of Ernst & Young LLP **
          (n2) Powers of Attorney (filed 2/26/03 and 4/30/05)

          (o)  Financial Statement Schedules **
               Principal Life Insurance Company Report of Independent Auditors on Schedules**
               Schedule I - Summary of Investments - Other Than Investments in Related Parties As December 31, 2004**
               Schedule III - Supplementary Insurance Information As of
               December 31, 2004, 2003 and 2002 and for each of the years then ended**
               Schedule IV - Reinsurance As of December 31, 2004, 2003 and 2002 and for each of the years then ended**

               All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

          (p)  N/A

          (q)  Redeemability   Exemption   (6e-2(b)(12)(ii)  or  6e-3(T)  (filed
               4/30/03)

*    Filed herein
**   to be Filed by Amendment

Item 28.  Officers and Directors of the Depositor

Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:
                                             Principal
 Name, Positions and Offices                 Business Address

 BETSY J. BERNARD
 Director                                  40 Shalebrook Drive
 Chair, Nominating and Governance          Morristown, NJ  07960
   Committee

 JOCELYN CARTER-MILLER                     TechEdventures
 Director                                  3698 Northwest 15th Street
 Member, Audit Committee                   Lauderhill, FL  33311

 GARY E. COSTLEY                           C & G Capital and Management, LLC
 Director                                  257 Barefoot Beach Boulevard
 Member, Human Resources                   Suite 404
    Committee                              Bonita Springs, FL  34134

 DAVID J. DRURY                            4633 156th Street
 Director                                  Urbandale, IA  50323
 Member, Executive Committee

 C. DANIEL GELATT, JR.                     NMT Corporation
 Director                                  2004 Kramer Street
 Member, Executive Committee               La Crosse, WI 54603
   Member, Human Resources
   Committee

 J. BARRY GRISWELL                         The Principal Financial Group
 Director                                  Des Moines, IA 50392
 President, Chairman of the Board
 and Chief Executive Officer
   Chair, Executive Committee


 SANDRA L. HELTON                          Telephone and Data Systems, Inc.
 Director                                  30 North LaSalle Street, Suite 4000
 Member, Audit Committee                   Chicago, IL  60602


 CHARLES S. JOHNSON                        4935 Mesa Capella Drive
 Director                                  Las Vegas, NV  89113-1441
 Member, Human Resources
   Committee


 WILLIAM T. KERR                           Meredith Corporation
 Director                                  1716 Locust St.
 Member, Executive Committee               Des Moines, IA  50309-3023
   and Chair, Human Resources
   Committee

 RICHARD L. KEYSER                         W.W. Grainger, Inc.
 Director                                  100 Grainger Parkway
 Member, Nominating and Governance         Lake Forest, IL  60045-5201
   Committee


 ARJUN K. MATHRANI                         176 East 71st Street, Apt. 9-F
 Director                                  New York, NY  10021
 Member, Audit Committee


 FEDERICO F. PENA                          Vestar Capital Partners
 Director                                  1225 17th Street, Ste 1660
 Member, Nominating and Governance         Denver, CO  80202
   Committee


 ELIZABETH E. TALLETT                      Hunter Partners, LLC
 Director                                  48 Federal Twist Road
 Chair, Audit Committee                    Stockton, NJ  08559
 Member, Executive Committee


EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

  JOHN EDWARD ASCHENBRENNER    President, Insurance and Financial Services
  RONALD L. DANILSON           Senior Vice President - Retirement and Investor Services
  JAMES DAVID DEVRIES          Senior Vice President - Human Resources
  RALPH CRAIG EUCHER           Senior Vice President - Retirement and Investor Services
  NORA MARY EVERETT            Senior Vice President and Deputy General Counsel
  MICHAEL HARRY GERSIE         Executive Vice President and Chief Financial Officer
  THOMAS JOHN GRAF             Senior Vice President - Investor Relations
  JOYCE NIXSON HOFFMAN         Senior Vice President and Corporate Secretary
  DANIEL JOSEPH HOUSTON        Senior Vice President - Retirement and Investor Services
  ELLEN ZISLIN LAMALE          Senior Vice President and Chief Actuary
  JULIA MARIE LAWLER           Senior Vice President and Chief Investment Officer
  JAMES PATRICK MCCAUGHAN      President, Global Asset Management
  MARY AGNES O'KEEFE           Senior Vice President and Chief Marketing Officer
  GARY PAUL SCHOLTEN           Senior Vice President and Chief Information Officer
  KAREN ELIZABETH SHAFF        Executive Vice President and General Counsel
  ROBERT ALLEN SLEPICKA        Senior Vice President - Life and Health Division
  NORMAN RAUL SORENSEN         Senior Vice President - International Asset Accumulation
  LARRY DONALD ZIMPLEMAN       President, Retirement and Investor Services

Item 29.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. JF Molloy & Associates, Inc. (an Indiana Corporation) A third party administrator for group medical coverage.

          e. Molloy Medical Management Company, Inc. (an Indiana Corporation) a company that provides medical calins-related services to JF Molloy & Associates, Inc.

          f. Molloy Wellness Company (an Indiana Corporation) a company that provides health and wellness-related services.

          g. Principal Health Insurance Company (Iowa) a stock life insurance company engaged in the business of health insurance.

          h. Principal Global Investors Holding Company, Inc. (Delaware) a holding company.

          i. ING/Principal Pensions Co., Ltd. (Japan) a Japanese pension company.

          j. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          k. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          l. Principal Financial Services (Australia), Inc. an Iowa holding company.

          m. Principal Investors Corporation (New Jersey) a general business corporation that holds investments.

          n. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          o.   Principal International de Chile, S.A. (Chile) a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Seguros E Previdencia  S.A. (Brazil)  a   pension
               fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          c. Principal Insurance Company (Hong Kong) Limited a Hong Kong company that sells insurance and pension products.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e.   Principal Trust Company(Asia) Limited (Hong Kong) a trust company

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal  Mexico  Servicios,  S.A.  de C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          j. Distribuidora Principal Mexico, S.A. de C.V. (Mexico) a company established to be the employer of Mexico sales employees.

          k. Principal Genera, S.A. De C.V., Operadora De Fondos De Inversion (Mexico) a mutual fund company.

          l.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiaries wholly-owned by Principal Global Investors Holding Company, Inc.

          a. Principal Global Investors (Ireland) Limited an Ireland company that engages in funds management.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          Subsidiaries  wholly-owned by Principal  Financial  Group  (Mauritius)
          Ltd.

          a. Principal Asset Management Company Private Limited (India) an India asset management company.

          b. Principal Trustee Company Private Limited (India) a trustee for mutual funds.

          c.   PNB Principal Financial Planners Private Limited

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. InSource Group, LLC (Delaware) a limited liability company engaged in marketing products for the Principal Financial Group, Inc.

          b.   Principal Real Estate Fund Investors, LLC


          c.   Principal  Global  Investors,  LLC  (a  Delaware  Corporation)  a
               limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          e. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          f. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          g. Executive Benefit Services, Inc. (North Carolina) a corporation which engages in marketing, sales and administration of executive benefit services.

          h.   BCI Group, LLC (Delaware) a limited liability company.

         Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 13.38% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on February 3, 2005.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 4.22% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Equity Income Fund, Inc. (f/k/a Principal Utilities Fund, Inc.) (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 24.71% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Fund, Inc. (a Maryland Corporation) 10.75% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.62% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 14.02% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal Real Estate Securities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.22% of shares outstanding of the Bond & Mortgage Securitites Fund,
               6.96% of shares outstanding of the Capital Preservation Fund, 0.02% of shares outstanding of the Governement Securities Fund,
               0.04%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.19% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.06% of shares outstanding of the High Quality Short-Term Bond Fund,
               99.99% of shares outstanding of the High Yield Fund, 98.72% of shares outstanding of the Inflation Protection Fund, 17.56% of shares outstanding of the International Emerging Markets Fund,
               16.31% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 0.02% of shares outstanding of the LargeCap Blend Fund I, 20.74% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 25.83% of shares outstanding of the LargeCap Value Fund, 0.03% of shares outstanding of the MidCap Blend Fund, 0.26% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 0.00% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.31% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               34.92% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 44.17% of shares outstanding of the Partners LargeCap Value
               Fund I,
               72.85% of shares outstanding of the Partners LargeCap Value
               Fund II,
               0.06% of shares outstanding of the Partners MidCap Growth Fund, 0.04% of shares outstanding of the Partners MidCap Growth Fund I, 100.00% of shares outstanding of the Partners MidCap Growth
               Fund II,
               0.04% of shares outstanding of the Partners MidCap Value Fund, 0.01% of shares outstanding of the Partners MidCap Value Fund
               I,
               0.11% of shares outstanding of the Partners SmallCap Blend Fund, 0.01% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               69.31% of shares outstanding of the Partners SmallCap Growth Fund III,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 0.27% of shares outstanding of the Partners SmallCap Value Fund I,
               83.88% of shares outstanding of the Partners SmallCap Value Fund II,
               0.02% of shares outstanding of the Preferred Securities Fund, 0.01% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.01% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.02% of shares outstanding of the Principal LifeTime 2050 Fund, 0.02% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Securities Fund, 16.36% of shares outstanding of the SmallCap Blend Fund, 0.14% of shares outstanding of the SmallCap Growth Fund, 0.01% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.16% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 3, 2005: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (f/k/a Utilities), Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.


          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a.   Principal  Global  Investors   (Australia)  Service  Company  Pty
               Limited a company established to be the employer of Australian employees.

          b. Principal Capital Global Investors Limited (Australia) An SEC registered investment advisor which manages international funds (non-Australian) residents).

          c. Principal Financial Group Australia Pty Ltd. an Australian holding company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary wholly-owned by Principal Asset Management Company (Asia) Limited (Hong Kong):

          a.   Principal Fund Management (Hong Kong) Limited

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Global Investors (Asia) Limited a Hong Kong company that provides sales, marketing and client services support for Principal Capital management funds and institutional investors.

          b. Principal Nominee Company (Hong Kong) Limited a Hong Kong company that provides nominee services and administration to Hong Kong clients.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Principal Siefore, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Global Columbus Circle, LLC (a Delaware Corporation) a limited liability company serving as a holding company.

          b. Post Advisory Group, LLC (Delaware) a limited liability company whose role is an asset management firm that specializes in high yield fixed-income investments.

          c. Principal Enterprise Capital, LLC (a Delaware Corporation) a limited liability company involved in the management of investments in real estate operating companies on behalf of institutional investors.

          d.   Principal Commercial  Acceptance,  LLC (a Delaware Corporation) a
               limited   liability   company   involved  in  the  management  of
               commercial real estate mortgage loans.

          e. Principal Real Estate Investors, LLC (a Delaware Corporation) a limited liability company involved as a registered investment advisor focusing on the management of commercial real estate investments on behalf of institutional investors.

          f. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the business of issuing commercial mortgage-backed securities.

          g. Principal Capital Futures Trading Advisor, LLC a Delaware limited liability company which is a commodities trading advisor.

          h.   Principal  Global Investors Trust (Delaware) a business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          i. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c.   Patrician   Associates,   Inc.  (a  California   Corporation)   a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          d.   Petula  Associates,  Ltd.  (an Iowa  Corporation) a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          e.   Equity  FC,  Ltd.   (an  Iowa   Corporation)   general   business
               corporation which engages in commercial invsetment transactions.

          f. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          g. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business coropration engaged in providing managed care expertise and administrative services to provider organizations involved in risk-assuming contracts for helth care ervices.

          h. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker which markets selected products manufactured outside the Principal Financial Group.

          i. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          j. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          k. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor offering asset allocation services for pension plans.

          l. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that acts as a trustee through which individuals may direct the ivnestments of their IRA, HR-10 and 401(k) plan accounts, and also provides such prototype plans and record keeping services.

          m. Principal Services Trust Company (an Illinois Corporation) a company which is a provider of financial retirement products.

          n. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. Boston Insurance Trust, Inc. (a Rhode Island corporation) a corporation which serves as a corporate trustee for retirement trusts.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited a company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiaries owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary  wholly-owned by Principal Investments (Australia) Limited:

          a.   Principal   Australia   (Holdings)  Pty  Limited   (Australia)  a
               commercial and investment banking and asset management company.

Item 30.  Indemnification

               None

Item 31.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Equity Income Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap
Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

     Lindsay L. Amadeo        Assistant Director -
     The Principal            Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner    Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry        Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett         Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer          Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown           Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown            Vice President and Chief Financial Officer
     The Principal
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley          Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher          Director , President and Chief Executive
     The Principal            Officer
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean         Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan      Senior Vice President - Investment Services
     The Principal
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain          Vice President -
     The Principal            Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum         Vice President -
     The Principal            Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman         Sr. Vice President and
     The Principal            Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss       Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington      Assistant Director -
     The Principal            Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson     Operations Officer -
     The Principal            Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton      Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek         Assistant Vice President -
     The Principal            Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg          Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff           Director, Senior Vice President
     The Principal            and General Counsel
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg        Vice President and
     The Principal            Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger         Assistant Director - Compliance
     The Principal Financial
     Group

     Larry D. Zimpleman       Chairman of the Board and
     The Principal            Director
     Financial Group
     Des Moines, IA  50392



           (c)        (1)                       (2)

                                      Net Underwriting
            Name of Principal           Discounts and
               Underwriter               Commissions

       Princor Financial                 $15,623,323
       Services Corporation

              (3)                       (4)                 (5)

         Compensation on            Brokerage
        Events Occasioning          Commissions         Compensation
        the Deduction of a
        Deferred Sales Load

                0                       0                    0


Item 32.  Location of Accounts and Records

          All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, Des Moines, Iowa 50392.

Item 33.  Management Services

          Inapplicable

Item 34.  Fee Representation

          Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Variable Life Separate Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 23rd day of February, 2005

                         PRINCIPAL LIFE INSURANCE COMPANY
                         VARIABLE LIFE SEPARATE ACCOUNT

                                 (Registrant)

                                   /s/ J. Barry Griswell
                         By ______________________________________________
                              J. Barry Griswell
                              Chairman, President and Chief Executive Officer


                         By  PRINCIPAL LIFE INSURANCE COMPANY

                                 (Depositor)

                                   /s/ J. Barry Griswell
                         By ______________________________________________
                              J. Barry Griswell
                              Chairman, President and Chief Executive Officer

Attest:

/s/ Joyce N. Hoffman
-----------------------------------
Joyce N. Hoffman
Senior Vice President and
  Corporate Secretary

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                          Title                           Date

/s/ J. B. Griswell             President, Chairman and         02/23/2005
--------------------           Chief Executive Officer
J. B. Griswell


/s/ G. B. Elming               Vice President and              02/23/2005
--------------------           Controller (Principal
G. B. Elming                   Accounting Officer)



/s/ M. H. Gersie               Executive Vice President        02/23/2005
--------------------           and Chief Financial Officer
M. H. Gersie                   (Principal Financial
                               Officer)


  (B. J. Bernard)*             Director                        02/23/2005
--------------------
B. J. Bernard


  (J. Carter-Miller)*          Director                        02/23/2005
--------------------
J. Carter-Miller


  (G. E. Costley)*             Director                        02/23/2005
--------------------
G. E. Costley


  (D. J. Drury)*               Director                        02/23/2005
--------------------
D. J. Drury


  (C. D. Gelatt, Jr.)*         Director                        02/23/2005
--------------------
C. D. Gelatt, Jr.


  (S. L. Helton)*              Director                        02/23/2005
--------------------
S. L. Helton


  (C. S. Johnson)*             Director                        02/23/2005
--------------------
C. S. Johnson


  (W. T. Kerr)*                Director                        02/23/2005
--------------------
W. T. Kerr


  (R. L. Keyser)*              Director                        02/23/2005
--------------------
R. L. Keyser


  (A. K. Mathrani)*            Director                        02/23/2005
--------------------
A. K. Mathrani


  (F. F. Pena)*                Director                        02/23/2005
--------------------
F. F. Pena


  (E. E. Tallett)*             Director                        02/23/2005
--------------------
E. E. Tallett


                          *By    /s/ J. Barry Griswell
                                 ------------------------------------
                                 J. Barry Griswell
                                 Chairman, President and Chief Executive Officer

                                 Pursuant to Powers of Attorney
                                 Previously Filed or Included